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                      CHIQUITA BRANDS INTERNATIONAL, INC.

                                      and

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,

                                    Trustee

                                  -------------

                                    INDENTURE

                           Dated as of March 15, 2002

                               -----------------

                             Senior Debt Securities

===============================================================================

                      CHIQUITA BRANDS INTERNATIONAL, INC.

     Reconciliation and tie showing the location in the Indenture dated as of March 15, 2002 of the provisions inserted pursuant to Sections 310 to 318(a), inclusive, of the Trust Indenture Act of 1939.

Trust Indenture Act
Section                                                                Indenture
-------                                                                ---------
Section 310  (a)(1)     ..................................................609
             (a)(2)     ..................................................609
             (a)(3)     .......................................Not Applicable
             (a)(4)     .......................................Not Applicable
             (b)        ..................................................608
                        ...............................................610(d)
             (c)        .......................................Not Applicable
Section 311  (a)        ..................................................613
             (b)        ..................................................613
             (c)        .......................................Not Applicable
Section 312  (a)        ..................................................701
             (b)        ..................................................702
             (c)        ..................................................702
Section 313  (a)        ..................................................703
             (b)        ..................................................703
             (c)        ..................................................703
             (d)        ..................................................703
Section 314  (a)        ..................................................704
             (b)        .......................................Not Applicable
             (c)        ..................................................102
             (c)(1)     ..................................................102
             (c)(2)     ..................................................102
             (c)(3)     ..................................................102
             (d)        .......................................Not Applicable
             (e)        ..................................................102
             (f)        .......................................Not Applicable
Section 315  (a)        ...............................................601(a)
             (b)        ..................................................602
             (c)        ...............................................601(b)
             (d)        ...............................................601(c)
Section 316  (a)(1)(A)  ..........................................502 and 512
             (a)(1)(B)  ..................................................513
             (a)(2)     .......................................Not Applicable
             (b)        ..................................................508
             (c)        .......................................Not Applicable
Section 317  (a)(1)     ..................................................503
             (a)(2)     ..................................................504
             (b)        .................................................1003
Section 318  (a)        ..................................................107
-----------------------------

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                            TABLE OF CONTENTS

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ARTICLE ONE        DEFINITIONS AND OTHER PROVISIONS
                   GENERAL APPLICATION......................................1
     SECTION 101.  Definitions..............................................1
     SECTION 102.  Compliance Certificates and Opinions....................10
     SECTION 103.  Form of Documents Delivered to Trustee..................11
     SECTION 104.  Acts of Holders.........................................11
     SECTION 105.  Notices, Etc., to Trustee and Company...................12
     SECTION 106.  Notice to Holders; Waiver...............................13
     SECTION 107.  Conflict with Trust Indenture Act.......................13
     SECTION 108.  Effect of Headings and Table of Contents................14
     SECTION 109.  Successors and Assigns..................................14
     SECTION 110.  Separability Clause.....................................14
     SECTION 111.  Benefits of Indenture...................................14
     SECTION 112.  Governing Law...........................................14
     SECTION 113.  Non-Business Day........................................14
     SECTION 114.  Immunity of Incorporators, Stockholders, Officers and
                   Directors...............................................15
     SECTION 115.  Judgment Currency.......................................15

ARTICLE TWO        DEBT SECURITY FORM......................................16
     SECTION 201.  Form of Debt Securities.................................16
     SECTION 202.  Form of Trustee's Certificate of Authentication.........17
     SECTION 203.  Debt Securities in Global Form..........................17

ARTICLE THREE      THE DEBT SECURITIES.....................................17
     SECTION 301.  Title; Payment and Terms................................17
     SECTION 302.  Denominations...........................................20
     SECTION 303.  Execution, Authentication, Delivery and Dating..........20
     SECTION 304.  Temporary Debt Securities and Exchange of Debt
                   Securities..............................................21
     SECTION 305.  Registration of Transfer and Exchange...................22
     SECTION 306.  Mutilated, Destroyed, Lost and Stolen Debt Securities...25
     SECTION 307.  Payment of Interest; Interest Rights Preserved..........26
     SECTION 308.  Persons Deemed Owners...................................27
     SECTION 309.  Cancellation............................................27
     SECTION 310.  Computation of Interest.................................28

ARTICLE FOUR       SATISFACTION AND DISCHARGE..............................28
     SECTION 401.  Satisfaction and Discharge of Debt Securities of any
                   Series..................................................28
     SECTION 402.  Application of Trust Money..............................29
     SECTION 403.  Satisfaction and Discharge of Indenture.................30
     SECTION 404.  Reinstatement...........................................30

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ARTICLE FIVE       REMEDIES................................................31
     SECTION 501.  Events of Default.......................................31
     SECTION 502.  Acceleration of Maturity;  Rescission and Annulment.....33
     SECTION 503.  Collection of Indebtedness and Suits for Enforcement
                   by Trustee..............................................35
     SECTION 504.  Trustee May File Proofs of Claim........................36
     SECTION 505.  Trustee May Enforce Claims Without Possession of
                   Debt Securities.........................................37
     SECTION 506.  Application of Money Collected..........................37
     SECTION 507.  Limitation on Suits.....................................37
     SECTION 508.  Unconditional Right of Holders to Receive Principal
                   (and Premium, if any) and Interest, if any..............38
     SECTION 509.  Restoration of Rights and Remedies......................38
     SECTION 510.  Rights and Remedies Cumulative..........................38
     SECTION 511.  Delay or Omission Not Waiver............................39
     SECTION 512.  Control by Holders......................................39
     SECTION 513.  Waiver of Past Defaults.................................39
     SECTION 514.  Waiver of Stay or Extension Laws........................40

ARTICLE SIX        THE TRUSTEE.............................................40
     SECTION 601.  Certain Duties and Responsibilities.....................40
     SECTION 602.  Notice of Defaults......................................41
     SECTION 603.  Certain Rights of Trustee...............................41
     SECTION 604.  Not Responsible for Recitals or Issuance of Debt
                   Securities..............................................42
     SECTION 605.  May Hold Debt Securities................................42
     SECTION 606.  Money Held in Trust.....................................43
     SECTION 607.  Compensation and Reimbursement..........................43
     SECTION 608.  Disqualification; Conflicting Interests.................44
     SECTION 609.  Corporate Trustee Required, Different Trustees for
                   Different  Series; Eligibility..........................44
     SECTION 610.  Resignation and Removal; Appointment of Successor.......44
     SECTION 611.  Acceptance of Appointment by Successor..................46
     SECTION 612.  Merger, Conversion, Consolidation or Succession to
                   Business................................................47
     SECTION 613.  Preferential Collection of Claims Against Company.......47
     SECTION 614.  Authenticating Agents...................................48

ARTICLE SEVEN      HOLDERS' REPORTS BY TRUSTEE AND
                   COMPANY.................................................50
     SECTION 701.  Preservation of Information; Company to Furnish
                   Trustee Names and Addresses of Holders..................50
     SECTION 702.  Communications to Holders...............................50
     SECTION 703.  Reports by Trustee......................................50
     SECTION 704.  Reports by Company......................................51

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ARTICLE EIGHT      CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER...........51
     SECTION 801.  Company May Consolidate, Etc., Only on Certain Terms....51
     SECTION 802.  Successor Corporation Substituted.......................53

ARTICLE NINE       SUPPLEMENTAL INDENTURES.................................53
     SECTION 901.  Supplemental Indentures Without Consent of Holders......53
     SECTION 902.  Supplemental Indentures With Consent of Holders.........55
     SECTION 903.  Execution of Supplemental Indentures....................56
     SECTION 904.  Effect of Supplemental Indentures.......................56
     SECTION 905.  Conformity With Trust Indenture Act.....................56
     SECTION 906.  Reference in Debt Securities to Supplemental Indentures.57
     SECTION 907.  Revocation and Effect of Consents.......................57

ARTICLE TEN        COVENANTS...............................................57
     SECTION 1001. Payment of Principal (and Premium, if any) and
                   Interest, if any........................................57
     SECTION 1002. Maintenance of Office or Agency.........................57
     SECTION 1003. Money for Debt Securities Payments to Be Held in Trust..58
     SECTION 1004. Payment of Taxes and Other Claims.......................60
     SECTION 1005. Maintenance of Properties...............................60
     SECTION 1006. Statements as to Compliance.............................60
     SECTION 1007. Corporate Existence.....................................61
     SECTION 1008. Waiver of Certain Covenants.............................61

ARTICLE ELEVEN     REDEMPTION OF DEBT SECURITIES...........................61
     SECTION 1101. Applicability of This Article...........................61
     SECTION 1102. Election to Redeem; Notice to Trustee...................62
     SECTION 1103. Selection by Trustee of Debt Securities to Be
                   Redeemed................................................62
     SECTION 1104. Notice of Redemption....................................63
     SECTION 1105. Deposit of Redemption Price.............................63
     SECTION 1106. Debt Securities Payable on Redemption Date..............63
     SECTION 1107. Debt Securities Redeemed in Part........................64

ARTICLE TWELVE     SINKING FUNDS...........................................64
     SECTION 1201. Applicability of This Article...........................64
     SECTION 1202. Satisfaction of Sinking Fund Payments With Debt
                   Securities..............................................65
     SECTION 1203. Redemption of Debt Securities for Sinking Fund..........65

ARTICLE THIRTEEN   ADDITIONAL AMOUNTS......................................65
     SECTION 1301. Applicability of this Article...........................65

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ARTICLE FOURTEEN   SECURITIES IN FOREIGN CURRENCIES........................66
     SECTION 1401. Applicability of Article................................66

     This is an INDENTURE dated as of March 15, 2002, between Chiquita Brands International, Inc., a corporation duly incorporated and existing under the laws of New Jersey and having its principal office at 250 East Fifth Street, Cincinnati, Ohio (hereinafter called the "Company"), and Wells Fargo Bank Minnesota, National Association, a national banking association, as Trustee (hereinafter called the "Trustee").

                            RECITALS OF THE COMPANY

     The Company deems it necessary to issue from time to time for its lawful purposes securities (hereinafter called the "Debt Securities") evidencing its unsecured indebtedness and has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of the Debt Securities, unlimited as to principal amount, to have such titles, to bear such rates of interest, to mature at such time or times and to have such other provisions as shall be fixed as hereinafter provided.

     All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done, and the Company proposes to do all things necessary to make the Debt Securities, when executed by the Company and authenticated and delivered by the Trustee hereunder and duly issued by the Company, the valid obligations of the Company as hereinafter provided.

                     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Debt Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Debt Securities or any series thereof, as follows:

                                  ARTICLE ONE
                        DEFINITIONS AND OTHER PROVISIONS

                              GENERAL APPLICATION

SECTION 101.  Definitions.
              -----------

     For all purposes of this Indenture and all Debt Securities issued hereunder, except as otherwise expressly provided or unless the context otherwise requires:

     (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

     (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

     (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such generally accepted accounting principles as in effect and as implemented by the Company on the date of this Indenture; and

     (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. Certain terms, used principally in Article Three and Article Six, are defined in those Articles.

     "Act", when used with respect to any Holder, has the meaning specified in
Section 104.

     "Additional Amounts" means any Additional Amounts which are required hereby or by the terms of any Security, under circumstances specified herein or therein, to be paid by the Company in respect of certain taxes imposed on Holders specified therein and which are owing to such Holders.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Authenticating Agent" means any Person authorized to authenticate and deliver Debt Securities on behalf of the Trustee for the Debt Securities of any series pursuant to Section 614.

     "Authorized Newspaper" means a newspaper, in an official language of the place of publication or in the English language, customarily published on each day that is a Business Day in the place of publication, whether or not published on days that are Legal Holidays in the place of publication, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any day that is a Business Day in the place of publication.

     "Board of Directors" means the board of directors of the Company or any duly authorized committee of that board or any director or directors and/or officer or officers of the Company to whom that board or committee shall have duly delegated its authority.

     "Board Resolution" means (1) a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, (2) a certificate signed by the director or directors or officer or officers to whom the Board of Directors of the Company shall have duly delegated its authority, and delivered to the Trustee for the Debt Securities of any series or (3) a certificate of terms approved by the Court pursuant to the Plan.

     "Business Day", when used with respect to any particular Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law to close, and shall otherwise mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions, at the place where any specified act pursuant to this Indenture is to occur, are authorized or obligated by law to close.

     "Capital Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at that time be required to be capitalized on a balance sheet in accordance with GAAP.

     "Certificate of a Firm of Independent Public Accountants" means a certificate signed by any firm of independent public accountants of recognized standing selected by the Company. The term "independent" when used with respect to any specified firm of public accountants means such a firm which (1) is in fact independent, (2) does not have any direct financial interest or any material indirect financial interest in the Company or in any Affiliate of the Company, and (3) is not connected with the Company or any Affiliate of the Company as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions, but such firm may be the regular auditors employed by the Company. Whenever it is herein provided that any Certificate of a Firm of Independent Public Accountants shall be furnished to the Trustee for Debt Securities of any series, such Certificate shall state that the signer has read this definition and that the signer is independent within the meaning hereof.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

     "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by (1) the Chairman of the Board, a

Vice Chairman of the Board, the President or a Vice President and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, or (2) by any two Persons designated in a Company Order previously delivered to the Trustee for the Debt Securities of any series by any two of the foregoing officers and delivered to the Trustee for the Debt Securities of such series.

     "Corporate Trust Office" means the office of the Trustee for Debt Securities of any series at which at any particular time its corporate trust business shall be principally administered, which office of the Trustee, at the date of the execution of this Indenture, is located at Sixth Street and Marquette Avenue, Minneapolis, MN 55479; Mail Station N930-3-120.

     "corporation" includes corporations, associations, joint stock companies and business trusts.

     "Court" means the United States Bankruptcy Court for the Southern District of Ohio.

     "currency" or "money", with respect to any payment, deposit or other transfer in respect of the principal of or any premium or interest on any security, means the unit or units of legal tender for the payment of public and private debts (or any composite thereof) in which such payment, deposit or other transfer is required to be made by or pursuant to the terms hereof and, with respect to any other payment, deposit or transfer pursuant to or contemplated by the terms hereof, means Dollars.

     "Debt Securities" means securities, including Global Securities (unless the context indicates otherwise), evidencing unsecured indebtedness of the Company authenticated and delivered under this Indenture.

     "Debt Security Register" and "Debt Security Registrar" have the respective meanings specified in Section 305.

     "Default" means an event or circumstance which, upon notice or the passage of time, would constitute an Event of Default.

     "Defaulted Interest" has the meaning specified in Section 307.

     "Discounted Debt Security" means any Debt Security which provides for an amount (excluding any amounts attributable to accrued but unpaid interest thereon) less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

     "Dollars" and the sign "$" mean the currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

     "Event of Default" has the meaning specified in Section 501.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "GAAP", when used with respect to any Debt Security, means generally accepted accounting principles as in effect in the United States on the date of issuance of such Debt Securities.

     "Global Security" means a Debt Security in global form established pursuant to Section 203.

     "Government Obligations", with respect to any Security, means (i) direct obligations of the government or governments which issued the currency in which the principal of or any premium or interest on such Security shall be payable, in each case where the payment or payments thereunder are supported by the full faith and credit of such government or governments or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of such government or governments, in each case where the payment or payments thereunder are unconditionally guaranteed as a full faith and credit obligation by such government or governments, and which, in the case of (i) or (ii), are not callable or redeemable at the option of the issuer or issuers thereof, and shall also include a Depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of or other amount with respect to any such Government Obligation held by such custodian for the account of the holder of a Depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such Depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of or other amount with respect to the Government Obligation evidenced by such Depository receipt.

     "Hedging Obligations" means, with respect to any Person, the obligations of such Person under (1) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements; and (2) other agreements or arrangements designed to protect against fluctuations in interest rates, currency exchange rates or specific financial and other similar risks (including commodity risks).

     "Holder", when used with respect to any Debt Security, means the Person in whose name a Debt Security is registered in the Debt Security Register.

     "Indebtedness" means, with respect to any specified Person, any indebtedness of such Person, contingent or otherwise, in respect of: (1) borrowed money; (2) evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof); (3) banker's acceptances; (4) representing Capital Lease Obligations;
(5) the balance deferred and unpaid of the purchase price of any property, except any such balance that constitutes an accrued expense or trade payable; or (6) representing any Hedging Obligations; if and to the extent any of the preceding (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP. In addition, the term "Indebtedness", with respect to any Person, includes (a) all

Indebtedness of others secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person) (the amount of such Indebtedness as of any date being deemed to be the lesser of the value of such property or assets as of such date or the principal amount of such Indebtedness of such other Person) and, (b) to the extent not otherwise included, the guarantee by the specified Person of any Indebtedness of any other Person.

     The amount of any Indebtedness outstanding as of any date shall be: (1) the accreted value thereof, in the case of any Indebtedness issued with original issue discount; and (2) the principal amount thereof, together with any interest thereon that is more than 30 days past due, in the case of any other Indebtedness.

     "Indenture" means this instrument as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of a particular series of Debt Securities established as contemplated by
Section 301.

     "Interest", when used with respect to a Discounted Debt Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

     "Interest Payment Date", when used with respect to any Debt Security, means the Stated Maturity of an installment of interest on such Debt Security.

     "Judgment Currency" has the meaning specified in Section 115.

     "Legal Holiday", with respect to any Place of Payment or other location, means a Saturday, a Sunday or a day on which banking institutions or trust companies in such Place of Payment or other location are not authorized or obligated to be open.

     "Lien" means any mortgage, lien, pledge, security interest, conditional sale or other title retention agreement, charge or other security interest or encumbrance of any kind, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement or any lease in the nature thereof; any option or other agreement to sell or give a security interest therein and any filing of, or agreement to file, any financing statement under the Uniform Commercial Code (or equivalent statutes of any jurisdiction).

     "Material Subsidiary", when used with respect to any Debt Security, has the meaning set forth in the Board Resolution relating to such Debt Security.

     "Maturity", when used with respect to any Debt Security, means the date on which the principal of that Debt Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, request for redemption or otherwise.

     "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President (any reference to a Vice President of the Company herein shall be deemed to include any Vice President of the Company whether or not designated by a number or a word or words added before or after the title "Vice President"), and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee for the Debt Securities of any series.

     "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel to the Company or may be other counsel satisfactory to the Trustee for the Debt Securities of any series.

     "Outstanding", when used with respect to Debt Securities, means, as of the date of determination, all Debt Securities theretofore authenticated and delivered under this Indenture, except:

     (1) Debt Securities theretofore canceled by the Trustee for such Debt Securities or delivered to such Trustee for cancellation;

     (2) Debt Securities or portions thereof for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee for such Debt Securities or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Debt Securities (including Debt Securities with respect to which the Company has effected satisfaction and discharge as provided in Article Four, except to the extent provided in such Article); provided, however, that, if such Debt Securities or portions thereof are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture, or provision therefor satisfactory to such Trustee has been made; and

     (3) Debt Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Debt Securities have been authenticated and delivered pursuant to this Indenture, other than any such Debt Securities in respect of which there shall have been presented proof satisfactory to the Trustee for such Debt Securities that any such Debt Securities are held by bona fide purchasers in whose hands the Debt Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Debt Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (a)
Debt Securities owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee for such Debt Securities shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Debt Securities which such Trustee knows to be so owned shall be so disregarded, provided, that Debt Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of such Trustee the pledgee's right so to act with respect to such Debt Securities and that the pledgee is not the Company or any Affiliate of the Company and (b) the principal amount of a Discounted Debt Security that shall be deemed to be

Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration pursuant to Section 502.

     "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest, if any, on any Debt Securities on behalf of the Company.

     "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment", when used with respect to the Debt Securities of any particular series, means the place or places where the principal of (and premium, if any) and interest, if any, on the Debt Securities of that series are payable, as contemplated by Section 301.

     "Plan" means the Company's Second Amended Plan of Reorganization, dated March 8, 2002, under Chapter 11 of the United States Bankruptcy Code.

     "Predecessor Debt Security" of any particular Debt Security means every previous Debt Security evidencing all or a portion of the same debt as that evidenced by that particular Debt Security, and, for the purposes of this definition, any Debt Security authenticated and delivered under Section 306 in lieu of a mutilated, destroyed, lost or stolen Debt Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Debt Security.

     "Redemption Date", when used with respect to any Debt Security to be redeemed or purchased in whole or in part, means the date fixed for such redemption or purchase by or pursuant to this Indenture and such Debt Security.

     "Redemption Price", when used with respect to any Debt Security to be redeemed or purchased, means the price at which it is to be redeemed or purchased pursuant to the terms of this Indenture and such Debt Security.

     "Regular Record Date" for the interest payable on any Interest Payment Date on the Debt Securities of any series, means the date, if any, specified for that purpose as contemplated by Section 301.

     "Required Currency" has the meaning specified in Section 115.

     "Responsible Officer", when used with respect to the Trustee for any series of Debt Securities, means the chairman or vice chairman of the board of directors, the chairman or vice chairman of the executive committee of the board of directors, the president, any vice president (whether or not designated by a number or a word or words added before or after the title "vice president"), the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of such Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     A "series" of Debt Securities means all Debt Securities denoted as part of the same series authorized by or pursuant to a particular Board Resolution.

     "Special Record Date" for the payment of any Defaulted Interest on the Debt Securities of any series means a date fixed by the Trustee for such series pursuant to Section 307.

     "Stated Maturity", when used with respect to any security or any installment of principal thereof or interest thereon, means the date specified in such security representing such installment of interest as the fixed date on which the principal of such security or such installment of principal or interest is due and payable.

     "Subsidiary" shall mean, as to any Person, any corporation or other entity more than fifty percent (50%) of whose Equity Interests having by the terms thereof, at that time, ordinary voting power to elect a majority of the directors (or comparable positions) of such entity is at the time owned by such Person directly or indirectly through Subsidiaries (it being understood that, in the case of the Company, unless the context otherwise indicates, "Subsidiary" shall mean any direct or indirect Subsidiary of the Company).

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument and, subject to the provisions of Article Six hereof, shall also include its successors and assigns as Trustee hereunder. If there shall be at one time more than one Trustee hereunder, "Trustee" shall mean each such Trustee and shall apply to each such Trustee only with respect to those series of Debt Securities with respect to which it is serving as Trustee.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended and in force at the date as of which this Indenture was executed, except as provided in Section 905 hereof and except that any rules and regulations subsequently prescribed by the Commission pursuant to Section 314(a) of that Act shall apply.

     "U.S. Depositary" or "Depositary" means, with respect to any Security issuable or issued in the form of one or more Global Securities, the Person designated as U.S. Depositary or Depositary by the Company in or pursuant to this Indenture which Person must be, to the extent required by applicable law or regulation, a clearing agency registered under the Exchange Act, or any successor thereto, which shall in either case be designated by the Company pursuant to Section 301, until a successor U.S. Depositary or Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "U.S. Depositary" or "Depositary" shall mean or include each Person who is then a U.S. Depositary or Depositary hereunder, and if at any time there is more than one such Person, "U.S. Depositary" or "Depository" as used with respect to the Debt Securities of any series shall mean the U.S. Depository or Depository with respect to the Debt Securities of that series.

     "U.S. Government Obligations" means securities which are (i) direct obligations of the government of the United States or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the government of the United States, the payment of which is unconditionally guaranteed by such government, which, in either case, are full faith and credit obligations of such government and are not callable or redeemable at the option of the issuer thereof.

     "United States" means the United States of America (including the States and the District of Columbia), its territories, possessions and other areas subject to its jurisdiction (including the Commonwealth of Puerto Rico).

     "Yield to Maturity", when used with respect to any Discounted Debt Security, means the yield to maturity, if any, set forth on the face thereof.

SECTION 102.         Compliance Certificates and Opinions.
                     ------------------------------------

     Upon any application or request by the Company to the Trustee for any series of Debt Securities to take any action under any provision of this Indenture, the Company shall furnish to such Trustee (i) an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, and (iii) if appropriate, a Certificate of a Firm of Independent Public Accountants; provided, that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

     (1) a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

     (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

     (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and

     (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103.  Form of Documents Delivered to Trustee.
              --------------------------------------

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows that the certificate or opinion or representations with respect to matters upon which his certificate or opinion is based are erroneous.

     Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.  Acts of Holders.
              ---------------

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee for the appropriate series of Debt Securities and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Debt Security, shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee for the appropriate series of Debt Securities and the Company and any agent of such Trustee or the Company, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or association or a member of a partnership, or an official of a public or governmental body, on behalf of such corporation, association, partnership or public or governmental body or by a fiduciary, such certificate or affidavit shall also constitute sufficient proof of his authority.

     (c) The fact and date of the execution by any Person of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee for the appropriate series of Debt Securities deems sufficient.

     (d) The principal amount and serial numbers of Debt Securities held by any Person, and the date of holding the same, shall be proved by the Debt Security Register.

     (e) In determining whether the Holders of the requisite principal amount of Outstanding Debt Securities have given any request, demand, authorization, direction, notice, consent or waiver under this Indenture, the principal amount of a Discounted Debt Security that may be counted in making such determination and that shall be deemed to be Outstanding for such purpose shall be equal to the amount of the principal thereof that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 at the time the taking of such action by the Holders of such requisite principal amount is evidenced to the Trustee for such Debt Securities.

     (f) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Debt Security shall bind every future Holder of the same Debt Security and the Holder of every Debt Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee for such Debt Securities, the Debt Security Registrar, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Debt Security.

SECTION 105.  Notices, Etc., to Trustee and Company.
              -------------------------------------

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

     (1) the Trustee for a series of Debt Securities by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with such Trustee at its Corporate Trust Office, Attention: Corporate Trust Department, or

     (2) the Company by such Trustee or by any Holder shall be sufficient for every purpose hereunder (except as provided in paragraphs (3), (4) and (5) of Section 501) if in writing and mailed, first class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to such Trustee by the Company.

SECTION 106.  Notice to Holders; Waiver.
              -------------------------

     Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) to Holders if in writing and mailed, first class postage prepaid, to each Holder affected by such event, at his address as it appears in the Debt Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. If a series of Debt Securities is listed on any stock exchange outside the United States and such stock exchange so requires, such notice shall also be given by publication in an Authorized Newspaper in such city and on such days or by such other means as the Company shall advise the Trustee that such stock exchange so requires.

     In any case where notice to Holders of Debt Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed in the manner prescribed by this Indenture shall be deemed to have been given whether or not received by any particular Holder. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders by mail, then such notification as shall be made with the approval of the Trustee for such Debt Securities shall constitute a sufficient notification for every purpose hereunder. Neither the failure to give notice by publication in an Authorized Newspaper or as otherwise required by a stock exchange outside the United States, nor any defect in such notice as published or otherwise given, shall affect the sufficiency of any notice mailed to Holders of Debt Securities as provided above.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee for such Debt Securities, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

SECTION 107.  Conflict with Trust Indenture Act.
              ---------------------------------

     If any provision hereof limits, qualifies or conflicts with the duties imposed by any of Sections 310 through 317, inclusive, of the Trust Indenture Act through the operation of Section 318(c) thereof, such imposed duties shall control.

SECTION 108.  Effect of Headings and Table of Contents.
              ----------------------------------------

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.  Successors and Assigns.
              ----------------------

     All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 110.  Separability Clause.
              -------------------

     In any case any provision in this Indenture or in the Debt Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.  Benefits of Indenture.
              ---------------------

     Nothing in this Indenture or in the Debt Securities, expressed or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any Debt Security Registrar and their successors hereunder and the Holders of Debt Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.  Governing Law.
              -------------

     THIS INDENTURE AND THE DEBT SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PRINCIPLES OF CONFLICT OF LAWS TO THE EXTENT THAT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. THE TRUSTEE, THE COMPANY, ANY OTHER OBLIGORS IN RESPECT OF THE DEBT SECURITIES AND (BY THEIR ACCEPTANCE OF THE DEBT SECURITIES) THE HOLDERS, AGREE TO SUBMIT TO THE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT LOCATED IN THE BOROUGH OF MANHATTAN, IN THE CITY OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE OR THE DEBT SECURITIES.

SECTION 113.  Non-Business Day.
              ----------------

     In any case where any Interest Payment Date, Redemption Date or Stated Maturity of a Debt Security of any particular series shall not be a Business Day at any Place of Payment with respect to Debt Securities of that series, then (notwithstanding any other provision of this Indenture or of the Debt Securities) payment of principal of (and premium, if any) and interest, if any, with respect to such Debt Security need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest

Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

SECTION 114.  Immunity of Incorporators, Stockholders, Officers and Directors.
              ---------------------------------------------------------------

     No recourse shall be had for the payment of the principal of (and premium, if any), or the interest, if any, on any Debt Security of any series, or for any claim based thereon, or upon any obligation, covenant or agreement of this Indenture, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or indirectly through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment of penalty or otherwise; it being expressly agreed and understood that this Indenture and all the Debt Securities of each series are solely corporate obligations, and that no personal liability whatever shall attach to, or is incurred by, any incorporator, stockholder, officer or director, past, present or future, of the Company or of any successor corporation, either directly or indirectly through the Company or any successor corporation, because of the incurring of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants or agreements contained in this Indenture or in any of the Debt Securities of any series, or to be implied herefrom or therefrom; and that all such personal liability is hereby expressly released and waived as a condition of, and as part of the consideration for, the execution of this Indenture and the issuance of the Debt Securities of each series.

SECTION 115.  Judgment Currency.
              -----------------

     The Company agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of, or premium or interest, if any, on the Debt Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the spot rate of exchange into the Judgment Currency for the Required Currency and (b) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with subsection (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture.

                                  ARTICLE TWO

                               DEBT SECURITY FORM

SECTION 201.  Form of Debt Securities.
              -----------------------

     The Debt Securities of each series shall be in such fully registered form as shall be established by or pursuant to a Board Resolution, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any indenture supplemental hereto and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law, with any rule or regulation made pursuant thereto, with any rules of any securities exchange or to conform to usage, as may, consistent herewith, be determined by the officers executing such Debt Securities, as evidenced by their execution of such Debt Securities.

     Prior to the delivery of a Debt Security of any series in any such form to the Trustee for the Debt Securities of such series for authentication, the Company shall deliver to such Trustee the following:

     (1) The Board Resolution by or pursuant to which such form of Debt Security has been approved;

     (2) An Officers' Certificate dated the date such Certificate is delivered to such Trustee stating that all conditions precedent provided for in this Indenture relating to the authentication and delivery of Debt Securities in such form have been complied with; and

     (3) Other than in connection with the delivery of Debt Securities pursuant to the Plan, an Opinion of Counsel stating that Debt Securities in such form, when (a) completed by appropriate insertions and executed and delivered by the Company to such Trustee for authentication in accordance with this Indenture,
(b) authenticated and delivered by such Trustee in accordance with this Indenture within the authorization as to aggregate principal amount established from time to time by the Board of Directors and (c) sold in the manner specified in such Opinion of Counsel, will be the legal, valid and binding obligations of the Company, subject to applicable bankruptcy, reorganization, insolvency and other similar laws generally affecting creditors' rights, to general equitable principles and to such other qualifications as such counsel shall conclude do not materially affect the rights of Holders of such Debt Securities.

     The definitive Debt Securities shall be printed, lithographed or engraved or produced by any combination of these methods on a steel engraved border or steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Debt Securities, as evidenced by their execution thereof.

SECTION 202.  Form of Trustee's Certificate of Authentication.
              -----------------------------------------------

     The Certificate of Authentication on all Debt Securities shall be in substantially the following form:

     "This is one of the Debt Securities, of the series designated herein, described in the within-mentioned Indenture.

                                           ______________________________

                                                     as Trustee

                                           By:___________________________

                                                Authorized Officer"

SECTION 203.  Debt Securities in Global Form.
              ------------------------------

     If any Debt Security of a series is issuable in global form, such Debt Security may provide that it shall represent the aggregate amount of Outstanding Debt Securities from time to time endorsed thereon and may also provide that the aggregate amount of outstanding Debt Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Global Security to reflect the amount, or any increase or decrease in the amount, of Outstanding Debt Securities represented thereby shall be made by the Trustee and in such manner as shall be specified in such Global Security. Any instructions by the Company with respect to a Global Security, after its initial issuance, shall be in writing but need not comply with Section 102. Global Securities may be issued in either temporary or permanent form.

     None of the Company, the Trustee, any Paying Agent or the Debt Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

                                  ARTICLE THREE

                              THE DEBT SECURITIES

SECTION 301.  Title; Payment and Terms.
              ------------------------

     The aggregate principal amount of Debt Securities which may be authenticated and delivered and outstanding under this Indenture is unlimited. The Debt Securities may be issued up to the aggregate principal amount of Debt Securities from time to time authorized by or pursuant to a Board Resolution.

     The Debt Securities may be issued in one or more series, each of which shall be issued pursuant to a Board Resolution. With respect to any particular series of Debt Securities, the Board Resolution relating thereto shall specify:

     (1) the title of the Debt Securities of that series (which shall distinguish the Debt Securities of that series from all other series of Debt Securities);

     (2) any limit upon the aggregate principal amount of the Debt Securities of that series which may be authenticated and delivered under this Indenture (except for Debt Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Debt Securities of that series pursuant to Section 304, 305, 306, 906 or 1107 or otherwise pursuant to any covenant permitting the purchase of a portion of the Debt Securities of that series);

     (3) the date or dates (or manner of determining the same) on which the principal of the Debt Securities of that series is payable (which, if so provided in such Board Resolution, may be determined by the Company from time to time and set forth in the Debt Securities of the series issued from time to time);

     (4) the rate or rates (or the manner of calculation thereof) at which the Debt Securities of that series shall bear interest (if any), the date or dates from which such interest shall accrue (which, in either case or both, if so provided in such Board Resolution, may be determined by the Company from time to time and set forth in the Debt Securities of the series issued from time to time), the Interest Payment Dates on which such interest shall be payable (or manner of determining the same) and the Regular Record Date for the interest payable on any Debt Securities on any Interest Payment Date whether and under what circumstances Additional Amounts on Debt Securities of that series shall be payable;

     (5) the place or places where, subject to the provisions of Section 1002, the principal of (and premium, if any) and interest, if any, on Debt Securities of that series shall be payable, any Debt Securities of that series may be surrendered for registration of transfer, any Debt Securities of that series may be surrendered for exchange, and notices and demands to or upon the Company in respect of the Debt Securities of that series and this Indenture may be served;

     (6) the period or periods within which, the price or prices at which and the terms and conditions upon which Debt Securities of that series may be redeemed, in whole or in part, at the option of the Company;

     (7) the obligation, if any, of the Company to redeem or purchase Debt Securities of that series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof, and the period or periods within which, the price or prices at which and the terms and conditions upon which, Debt Securities of that series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

     (8) if other than U.S. Dollars, the currency or currencies or units based on or related to currencies in which the Debt Securities of such series shall be denominated and in which payments of principal of (and premium, if any) and interest, if any, on such Debt Securities shall or may be payable;

     (9) if the principal of (and premium, if any) or interest, if any, on the Debt Securities of a series are to be payable, at the election of the Company or a Holder thereof, in a currency or currencies or units based on or related to currencies other than that in which the Debt Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

     (10) if the amount of payments of principal of (and premium, if any) and interest, if any, on the Debt Securities of a series may be determined with reference to an index based on (i) a currency or currencies or units based on or related to currencies other than that in which the Debt Securities are stated to be payable, (ii) changes in the price of one or more other securities or groups or indexes of securities or (iii) changes in the prices of one or more commodities or groups or indexes of commodities, or any combination of the foregoing, the manner in which such amounts shall be determined;

     (11) the denominations in which any Debt Securities of that series shall be issuable, if other than denominations of $1,000 and any integral multiple thereof;

     (12) if other than the principal amount thereof, the portion of the principal amount of Debt Securities of that series which shall be payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502;

     (13) any addition to, or modification or deletion of, any Events of Default or covenants of the Company with respect to the Debt Securities of that series, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;

     (14) if a Person other than Wells Fargo Bank Minnesota, N.A. is to act as Trustee for the Debt Securities of that series, the name and location of the Corporate Trust Office of such Trustee;

     (15) if other than as set forth in Section 401, provisions for the satisfaction and discharge of this Indenture with respect to the Debt Securities of that series;

     (16) any provision relating to the defeasance of the obligations of the Company in connection with the Debt Securities of that series;

     (17) any provisions regarding exchangeability or conversion of the Debt Securities of that series;

     (18) whether the Debt Securities of the series shall be issued in whole or in part in the form of one or more Global Securities and, in such case, the U.S. Depositary for such Global Security or Securities; whether such global form shall be permanent or temporary; the manner in which and the circumstances under which Global Securities representing Debt Securities of the series may be exchanged for Debt Securities in definitive form, if other than, or in addition to, the manner and circumstances specified in Section 305 hereof; the extent to which, or the manner in which, any interest payable on any Global Security on an Interest Payment Date will be paid, if other than in the manner provided in
Section 307; the manner in which the principal of, or premium, if any, on, any Global Security will be paid, if other than as set forth elsewhere herein; and

     (19) any other terms of that series (which terms shall not be inconsistent with the provisions of this Indenture).

     All Debt Securities of any particular series shall be substantially identical except as to denomination, rate of interest, Stated Maturity and the date from which interest, if any, shall accrue, and except as may otherwise be provided in or pursuant to such Board Resolution relating thereto. The terms of such Debt Securities, as set forth above, may be determined by the Company from time to time if so provided in or established pursuant to the authority granted in a Board Resolution. All Debt Securities of any one series need not be issued at the same time, and unless otherwise provided, a series may be reopened for issuance of additional Debt Securities of such series.

SECTION 302.  Denominations.
              -------------

     Unless otherwise provided with respect to any series of Debt Securities as contemplated by Section 301, all Debt Securities of a series shall be issuable in denominations of $1,000 and any integral multiple thereof.

SECTION 303.  Execution, Authentication, Delivery and Dating.
              ----------------------------------------------

     The Debt Securities shall be executed on behalf of the Company by its Chairman of the Board, a Vice Chairman of the Board, or its President or one of its Vice Presidents. The signature of any of these officers on the Debt Securities may be manual or facsimile.

     Debt Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Debt Securities or did not hold such offices at the date of such Debt Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Debt Securities of any series executed by the Company to the Trustee for the Debt Securities of such series for authentication, together with a Company Order for the authentication and delivery of such Debt Securities, and such Trustee, in accordance with the Company Order, shall authenticate and deliver such Debt Securities. If all the Debt Securities of any one series are not to be issued at one time and if a Board Resolution relating to such Debt Securities shall so permit, such

Company Order may set forth procedures acceptable to the Trustee for the issuance of such Debt Securities, including, without limitation, procedures with respect to interest rate, Stated Maturity, date of issuance and date from which interest, if any, shall accrue.

     Notwithstanding any contrary provision herein, if all Debt Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Board Resolution, Officers' Certificate and Opinion of Counsel otherwise required pursuant to Sections 102 and 201 at or prior to the time of authentication of each Debt Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Debt Security of such series to be issued.

     Each Debt Security shall be dated the date of its authentication.

     No Debt Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Debt Security a certificate of authentication substantially in the form provided for herein manually executed by the Trustee for such Debt Security or on its behalf pursuant to Section 614, and such certificate upon any Debt Security shall be conclusive evidence, and the only evidence, that such Debt Security has been duly authenticated and delivered hereunder.

     If the Company shall establish pursuant to Section 301 that the Debt Securities of a series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with Section 303 and the Company Order with respect to such series, authenticate and deliver one or more Global Securities in temporary or permanent form that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the Outstanding Debt Securities of such series to be represented by one or more Global Securities,
(ii) shall be registered in the name of the U.S. Depositary for such Global Security or Securities or the nominee of such depositary, and (iii) shall bear a legend substantially to the following effect: "This Debt Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary, unless and until this Debt Security is exchanged in whole or in part for Debt Securities in definitive form" and such other legend as may be required by the U.S. Depositary.

SECTION 304.  Temporary Debt Securities and Exchange of Debt Securities.
              ---------------------------------------------------------

     Pending the preparation of definitive Debt Securities of any particular series, the Company may execute, and upon Company Order the Trustee for the Debt Securities of such series shall authenticate and deliver, in the manner specified in Section 303, temporary Debt Securities which are printed, lithographed, typewritten, photocopied or otherwise produced, in any denomination, with like terms and conditions as the definitive Debt Securities of like series in lieu of which they are issued, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Debt Securities may determine, as evidenced by their execution of such Debt Securities.

     If temporary Debt Securities of any particular series are issued, the Company will cause definitive Debt Securities of that series to be prepared without unreasonable delay. After the preparation of such definitive Debt Securities, the temporary Debt Securities of such series shall be exchangeable for such definitive Debt Securities and of a like Stated Maturity and with like terms and provisions upon surrender of the temporary Debt Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Debt Securities of any particular series, the Company shall execute and (in accordance with a Company Order delivered at or prior to the authentication of the first definitive Debt Security of such series) the Trustee for the Debt Securities of such series shall authenticate and deliver in exchange therefor a like principal amount of definitive Debt Securities of authorized denominations of the same series and of a like Stated Maturity and with like terms and provisions. Until exchanged as hereinabove provided, the temporary Debt Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Debt Securities of the same series and with like terms and conditions authenticated and delivered hereunder.

SECTION 305.  Registration of Transfer and Exchange.
              -------------------------------------

     The Company shall keep or cause to be kept for the Debt Securities of each series a register (the register maintained in such office being herein sometimes referred to as the "Debt Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of transfer and exchange of Debt Securities. American Security Transfer Company Limited Partnership, d/b/a Securities Transfer Company is hereby initially appointed "Debt Security Registrar" for such purposes.

     Upon surrender for registration of transfer of any Debt Security of any particular series at the office or agency of the Company in a Place of Payment for that series, the Company shall execute, and the Trustee for the Debt Securities of each series shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Debt Securities of any authorized denominations, and of a like Stated Maturity and of a like series and aggregate principal amount and with like terms and conditions.

     Except as set forth below, at the option of the Holder, Debt Securities of any particular series may be exchanged for other Debt Securities of any authorized denominations, and of a like Stated Maturity and of a like series and aggregate principal amount and with like terms and conditions, upon surrender of the Debt Securities to be exchanged at such office or agency. Whenever any Debt Securities are so surrendered for exchange, the Company shall execute, and the Trustee for such Debt Securities shall authenticate and deliver, the Debt Securities which the Holder making the exchange is entitled to receive.

     All Debt Securities issued upon any registration of transfer or exchange of Debt Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debt Securities surrendered upon such registration of transfer or exchange.

     Every Debt Security presented or surrendered for registration of transfer or exchange shall (if so required by the Company or the Trustee for such Debt Security) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Debt Security Registrar for such series duly executed, by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Debt Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Debt Securities, other than exchanges pursuant to Section 304, 906, 1013 or 1107 not involving any transfer.

     The Company shall not be required (i) to issue, register the transfer of or exchange Debt Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Debt Securities of that series selected for redemption under
Section 1104 and ending at the close of business on the day of the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Debt Security so selected for redemption as a whole or in part, except the unredeemed portion of any Debt Security being redeemed in part.

     Each Global Security representing a Debt Security shall be registered in the name of the U.S. Depositary designated for such series of Debt Security or a nominee thereof and delivered to such Depositary or nominee thereof or custodian therefor, and each such Global Security shall constitute a single Debt Security for all purposes of this Indenture.

     Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for Debt Securities in definitive form, a Global Security representing all or a portion of the Debt Securities of a series may not be transferred except as a whole by the U.S. Depositary for such series to a nominee of such U.S. Depositary or by a nominee of such U.S. Depositary to such depositary or another nominee of such U.S. Depositary or by such U.S. Depositary or any other such nominee to a successor U.S. Depositary for such series or a nominee of such successor U.S. Depositary.

     If at any time the U.S. Depositary for the Debt Securities of a series notifies the Company that it is unwilling or unable to continue as U.S. Depositary or clearing agent for the Debt Securities of such series or if at any time the U.S. Depositary for Debt Securities of such series shall no longer be a clearing agency registered and in good standing under the Exchange Act or other applicable statute or regulation, the Company shall appoint a successor U.S. Depositary with respect to the Debt Securities of such series. If a successor U.S. Depositary for the Debt Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Debt Securities of such series, will authenticate and deliver, Debt Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

     The Company may at any time and in its sole discretion determine that the Debt Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Debt Securities of such series, will authenticate and deliver, Debt Securities of such series in definitive form and in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

     If the Debt Securities of any series shall have been issued in the form of one or more Global Securities and if an Event of Default with respect to the Debt Securities of such series shall have occurred and be continuing and the U.S. Depositary or The Trustee requests the Company to issue one or more definitive Debt Securities, the Company will promptly execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Debt Securities of such series, will authenticate and deliver Debt Securities of such series in definitive form and in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

     If specified by the Company pursuant to Section 301 with respect to the Debt Securities of a series, the U.S. Depositary for such series of Debt Securities may surrender a Global Security for such series of Debt Securities in exchange in whole or in part for Debt Securities of such series of like tenor and terms and in definitive form on such terms as are acceptable to the Company and such U.S. Depositary. Thereupon, the Company shall execute and the Trustee shall authenticate and deliver, without charge:

          (i) to each Person specified by the U.S. Depositary a new Debt Security or Securities of the same series, of like tenor and terms and of any authorized denomination as requested by such Person in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

          (ii) to the U.S. Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of the Debt Securities delivered to Holders thereof.

     Upon the exchange of a Global Security for Debt Securities in definitive form, such Global Security shall be canceled by the Trustee. Definitive Debt Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the U.S. Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such definitive Debt Securities to the Persons in whose names such Debt Securities are so registered.

SECTION 306.  Mutilated, Destroyed, Lost and Stolen Debt Securities.
              -----------------------------------------------------

     If (i) any mutilated Debt Security is surrendered to the Trustee for such Debt Security, or the Company and the Trustee for a Debt Security receive evidence to their satisfaction of the destruction, loss or theft of any Debt Security, and (ii) there is delivered to the Company and such Trustee such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or such Trustee that such Debt Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request such Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Debt Security or in exchange for such mutilated Debt Security, a new Debt Security of the same series and in a like principal amount and of a like Stated Maturity and with like terms and conditions and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Debt Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Debt Security, pay such Debt Security (without surrender thereof except in the case of a mutilated Debt Security) if the applicant for such payment shall furnish to the Company and the Trustee for such Debt Security such security or indemnity as may be required by them to save each of them harmless, and in case of destruction, loss or theft, evidence satisfactory to the Company and such Trustee and any agent of either of them of the destruction, loss or theft of such Debt Security and the ownership thereof.

     Upon the issuance of any new Debt Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including all fees and expenses of the Trustee for such Debt Security) connected therewith.

     Every new Debt Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Debt Security or in exchange for any mutilated Debt Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debt Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debt Securities of the same series, duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debt Securities.

SECTION 307.  Payment of Interest; Interest Rights Preserved.
              ----------------------------------------------

     Interest on any Debt Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall, if so provided in such Debt Security, be paid to the Person in whose name that Debt Security (or one or more Predecessor Debt Securities) is registered at the close of business on the Regular Record Date for such interest payment.

     Unless otherwise provided with respect to the Debt Securities of any series, payment of interest may be made at the option of the Company by check mailed or delivered to the address of the Person entitled thereto as such address shall appear in the Debt Security Register or by transfer to an account maintained by the payee with a bank located inside the United States.

     Any interest on any Debt Security of any particular series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

     (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Debt Securities of that series (or their respective Predecessor Debt Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee for the Debt Securities of such series in writing of the amount of Defaulted Interest proposed to be paid on each Debt Security of that series and the date of the proposed payment, and at the same time the Company shall deposit with such Trustee an amount of money (except as otherwise specified pursuant to Section 301 for the Debt Securities of such series) equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to such Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon such Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall not be more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by such Trustee of the notice of the proposed payment. Such Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Debt Securities of that series at such Holder's address as it appears in the Debt Security Register not less than 10 days prior to such Special Record Date. Such Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in a newspaper published in the English language customarily on each Business Day and of general circulation in New York, New York, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Debt Securities of that series (or their respective Predecessor Debt Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

     (2) The Company may make payment of any Defaulted Interest on Debt Securities of any particular series in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debt Securities may be listed, and upon such notice as may be required by such exchange, if, after notice is given by the Company to the Trustee for the Debt Securities of such series of the proposed manner of payment pursuant to this clause, such manner of payment shall be deemed practicable by such Trustee.

     Subject to the foregoing provisions of this Section and Section 305, each Debt Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Debt Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Debt Security.

SECTION 308.  Persons Deemed Owners.
              ---------------------

     Prior to due presentment of a Debt Security for registration of transfer, the Company, the Trustee for such Debt Security and any agent of the Company or such Trustee may treat the Person in whose name any such Debt Security is registered as the owner of such Debt Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest, if any, on such Debt Security and for all other purposes whatsoever, whether or not such Debt Security be overdue, and neither the Company, such Trustee nor any agent of the Company or such Trustee shall be affected by notice to the contrary.

SECTION 309.  Cancellation.
              ------------

     All Debt Securities surrendered for payment, redemption, registration of transfer or exchange, or delivered in satisfaction of any sinking fund payment, shall, if surrendered to any Person other than the Trustee for such Debt Securities, be delivered to such Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for Debt Securities of a series for cancellation any Debt Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Debt Securities so delivered shall be promptly canceled by such Trustee. Notwithstanding any other provision of this Indenture to the contrary, in the case of a series, all the Debt Securities of which are not to be originally issued at one time, a Debt Security of such series shall not be deemed to have been Outstanding at any time hereunder if and to the extent that, subsequent to the authentication and delivery thereof, such Debt Security is delivered to the Trustee for such Debt Security for cancellation by the Company or any agent thereof upon the failure of the original purchaser thereof to make payment therefor against delivery thereof, and any Debt Security so delivered to such Trustee shall be promptly canceled by it. No Debt

Securities shall be authenticated in lieu of or in exchange for any Debt Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Debt Securities held by the Trustee for such Debt Securities shall be disposed of by such Trustee in accordance with its standard procedures and a certificate of disposition evidencing such disposition of Debt Securities shall be provided to the Company by such Trustee.

SECTION 310.  Computation of Interest.
              -----------------------

     Except as otherwise specified as contemplated by Section 301 for Debt Securities of any particular series, interest on the Debt Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

SECTION 401.  Satisfaction and Discharge of Debt Securities of any Series.
              -----------------------------------------------------------

     (a) The Company shall be deemed to have satisfied and discharged the entire indebtedness on all the Debt Securities of any particular series and, so long as no Event of Default shall be continuing, the Trustee for the Debt Securities of such series, upon Company Request and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of such indebtedness, when:

     (1)  either:

          (A) all Debt Securities of such series theretofore authenticated and delivered (other than (i) any Debt Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Debt Securities of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in the last paragraph of Section
     1003) have been delivered to such Trustee for cancellation; or

          (B) all Outstanding Debt Securities of such series described in (A) above not theretofore so delivered to the Trustee for the Debt Securities of such series for cancellation:

               (i)    have become due and payable; or

               (ii) will become due and payable at their Stated Maturity within one year; or

               (iii) are to be called for redemption within one year under arrangements satisfactory to the

          Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense of the Company;

     and the Company has deposited or caused to be deposited with such Trustee as obligations in trust such amount of United States dollars, U.S. Government Obligations or a combination thereof as will as evidenced by a Certificate of a Firm of Independent Public Accountants delivered to such Trustee, together with the predetermined and certain income to accrue thereon (without consideration of any reinvestment thereof), be sufficient to pay and discharge when due the entire indebtedness on all such Outstanding Debt Securities of such series for unpaid principal (and premium, if any) and interest, if any, to the Stated Maturity or any Redemption Date as contemplated by Section 402, as the case may be; or

     (2) the Company has paid or caused to be paid all other sums payable with respect to the Debt Securities of such series; and

     (3) the Company has delivered to such Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire indebtedness on all Debt Securities of such series have been complied with.

     (b) Upon the satisfaction of the conditions set forth in this Section 401 with respect to all the Debt Securities of any series, the terms and conditions of such series, including the terms and conditions with respect thereto set forth in this Indenture, shall no longer be binding upon, or applicable to, the Company, and the Holders of the Debt Securities of such series shall look for payment only to the funds or obligations deposited with the Trustee pursuant to
Section 401(a)(1)(B); provided, however, that in no event shall the Company be discharged from (i) any payment obligations (including Additional Amounts) in respect of Debt Securities of such series which are deemed not to be Outstanding under clause (3) of the definition thereof if such obligations continue to be valid obligations of the Company under applicable law, (ii) from any obligations under Sections 402(b), 607 and 610 and (iii) from any obligations under Sections 305 and 306 (except that Debt Securities of such series issued upon registration of transfer or exchange or in lieu of mutilated, destroyed, lost or stolen Debt Securities shall not be obligations of the Company) and Sections 701, 1002 and Article Thirteen; and provided, further, that in the event a petition for relief under the Bankruptcy Act of 1978 or Title 11 of the United States Code or a successor statute is filed and not discharged with respect to the Company within 91 days after the deposit, the entire indebtedness on all Debt Securities of such series shall not be discharged, and in such event the Trustee shall return such deposited funds or obligations as it is then holding to the Company upon Company Request.

SECTION 402.  Application of Trust Money.
              --------------------------

     (a) Subject to the provisions of the last paragraph of Section 1003, all money and obligations deposited with the Trustee for any series of Debt Securities pursuant to Section 401 shall be held irrevocably in trust and applied by such Trustee, in accordance with the provisions of the Debt Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as such Trustee may determine, to the Persons entitled thereto, of the principal of (and premium, if any) and interest, if any, on the Debt Securities for the payment of which such money and obligations have been deposited with such Trustee.

     (b) The Company shall pay and shall indemnify the Trustee for any series of Debt Securities against any tax, fee or other charge imposed on or assessed against U.S. Government Obligations deposited pursuant to Section 401 or the interest and principal received in respect of such U.S. Government Obligations other than any such tax, fee or other charge which by law is payable by or on behalf of Holders. The obligation of the Company under this Section 402(b) shall be deemed to be an obligation of the Company under Section 607(2).

     (c) Anything in this Article Four to the contrary notwithstanding, the Trustee for any series of Debt Securities shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 401 which, as expressed in a Certificate of a Firm of Independent Public Accountants delivered to such Trustee, are in excess of the amount thereof which would then have been required to be deposited for the purpose for which such money or U.S. Government Obligations were deposited or received provided such delivery can be made without liquidating any U.S. Government Obligations.

SECTION 403.  Satisfaction and Discharge of Indenture.
              ---------------------------------------

     Upon compliance by the Company with the provisions of Section 401 as to the satisfaction and discharge of each series of Debt Securities issued hereunder, and if the Company has paid or caused to be paid all other sums payable under this Indenture, this Indenture shall cease to be of any further effect (except as otherwise provided herein). Upon Company Request and receipt of an Opinion of Counsel and an Officers' Certificate complying with the provisions of Section 102, the Trustees for all series of Debt Securities (at the expense of the Company) shall execute proper instruments acknowledging satisfaction and discharge of this Indenture.

     Notwithstanding the satisfaction and discharge of this Indenture, any obligations of the Company under Sections 304, 305, 306, 402(b), 607, 610, 701 and 1002 and the obligations of the Trustee for any series of Debt Securities under Section 402 shall survive.

SECTION 404.  Reinstatement.
              -------------

     If the Trustee for any series of Debt Securities is unable to apply any of the amounts (for purposes of this Section 404, "Amounts") or U.S. Government Obligations, as the case may be, described in Section 401(a)(1)(B)(i) or (ii), respectively, in accordance with the provisions of Section 401 by reason of any legal proceeding or any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Debt Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to Section 401 until such time as the Trustee for such series is permitted to apply all such Amounts or U.S. Government Obligations, as the case may be, in accordance with the provisions of Section 401; provided, however, that if, due to the reinstatement of its rights or obligations hereunder, the Company has made any payment of principal of (or premium, if any) or interest, if any, on such Debt Securities, the Company shall be subrogated to the rights of the Holders of such Debt Securities to receive payment from such Amounts or U.S. Government Obligations, as the case may be, held by the Trustee for such series.

                                  ARTICLE FIVE

                                    REMEDIES

SECTION 501. Events of Default.
             -----------------

     "Event of Default" wherever used herein with respect to any particular series of Debt Securities, unless otherwise specified in the Debt Security or the Board Resolution with respect to that series of Debt Securities, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (1) default in the payment of any installment of interest, or any Additional Amounts with respect to any Debt Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

     (2) default in the payment of the principal of (or premium, if any, on) any Debt Security of that series at its Maturity; or

     (3) default in the performance of, or breach of, any covenant or warranty of the Company in respect of any Debt Security of that series contained in this Indenture or in such Debt Securities (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which expressly has been included in this Indenture solely for the benefit of Debt Securities of a series other than that series) or in the applicable Board Resolution under which such series is issued as contemplated by Section 301 and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee for the Debt Securities of such series or to the Company and such Trustee by the Holders of at least 25% in principal amount of the Outstanding Debt Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

     (4) if an event of default or events of default with respect to any other series of Debt Securities or as defined in any mortgage, indenture, security agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any Indebtedness of the Company or any of its Material Subsidiaries for money borrowed in excess of $10 million principal amount, either individually or in the aggregate, whether such Indebtedness now exists or shall hereafter be created, shall happen and, if such Indebtedness is not already matured in accordance with its terms, shall result in such Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, and such acceleration shall not have been rescinded or annulled or such Indebtedness shall not have been discharged, in either case, within a period of ten days after there has been given, by registered or certified mail in the manner set forth in Section 105, to the Company by the Trustee for the Debt Securities of that particular series referred to in the first clause of this Section 501 or to the Company and such Trustee by the Holders of at least 25% in principal amount of the Outstanding Debt Securities of that particular series referred to in the first clause of this Section 501 a written notice specifying such event of default and requiring the Company or such Material Subsidiary to cause such acceleration to be rescinded or annulled or to cause such Indebtedness to be discharged and stating that such notice is a "Notice of Default" hereunder; provided, that if prior to the entry of judgment in favor of the Trustee, such default under such indenture or instrument shall be remedied or cured by the Company or such Material Subsidiary or waived by the holders of such Indebtedness, then the Event of Default hereunder shall be deemed likewise to have been remedied, cured or waived; and provided, further, that, if such default results from an action of the United States government or a foreign government which prevents the Company or such Material Subsidiary from performing their obligations under such agreement, indenture or instrument, the occurrence of such default will not be an Event of Default hereunder; and provided, further, however, that, subject to the provisions of Sections 601 and 602, such Trustee shall not be deemed to have knowledge of such default unless either (A) a Responsible Officer of such Trustee assigned to its Corporate Trust Administration Department shall have actual knowledge of such default or (B) the Trustee shall have received written notice thereof from the Company, from the Holders of 10% or more in principal amount of the Outstanding Debt Securities of such other series, from the holder of any such Indebtedness or from the trustee under any such mortgage, indenture, security agreement or other instrument; or

     (5) the entry against the Company or any of its Material Subsidiaries of one or more judgments, decrees or orders by a court having jurisdiction in the premises from which no appeal may be or is taken for the payment of money, either individually or in the aggregate, in excess of $10 million (or its equivalent in any currency or currencies) and the continuance of such judgment, decree or order unsatisfied and in effect for any period of 60 consecutive days without a stay of execution and there has been given, by registered or certified mail in the manner set forth in Section 105, to the Company by the Trustee for the Debt Securities of such series or to the Company and such Trustee by the Holders of at least 25% in principal amount of the Outstanding Debt Securities of such series a written notice specifying such entry and continuance of such judgment, decree or order and stating that such notice is a "Notice of Default" hereunder; provided, however, that subject to the provisions of Sections 601 and 602, such Trustee shall not be deemed to have knowledge of such entry and continuance of such judgment, decree or order unless either (A) a Responsible Officer of such Trustee assigned to its Corporate Trust Administration Department shall have actual knowledge thereof or (B) the Trustee shall have received written notice thereof from the Company or from the Holders of 10% or more in principal amount of the Outstanding Debt Securities of such series; or

     (6) the Company or a Material Subsidiary of the Company shall (A) commence any case or proceeding seeking to have an order for relief entered on its behalf as debtor or to adjudicate it as bankrupt or insolvent or seeking reorganization, liquidation, dissolution, winding-up, arrangement, composition or readjustment of its debts or any other relief under any bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement, composition, readjustment of debt or other similar act or law of any jurisdiction, domestic or foreign, now or hereafter existing; (B) shall apply for a receiver, custodian or trustee (other than any trustee appointed as a mortgagee or secured party in connection with the issuance of indebtedness for borrowed money of the Company or such Subsidiary) of it or for all or a substantial part of its property; (C) shall make a general assignment for the benefit of creditors; or (D) shall take any corporate action in furtherance of any of the foregoing; or

     (7) any case or proceeding against the Company or a Material Subsidiary of the Company shall be commenced seeking to have an order for relief entered against it or to adjudicate it as bankrupt or insolvent or seeking reorganization, liquidation, dissolution, winding-up, arrangement, composition or readjustment of its debts or any other relief under any bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement, composition, readjustment of debt or other similar act or law of any jurisdiction, domestic or foreign, now or hereafter existing; or a receiver, custodian or trustee (other than any trustee appointed as a mortgagee or secured party in connection with the issuance of indebtedness for borrowed money of the Company or such Subsidiary) of the Company or such Subsidiary or for all or a substantial part of its property shall be appointed in any such case or proceeding; and such case or proceeding (A) results in the entry of an order for relief or a similar order against it or (B) shall continue unstayed and in effect for a period of 60 consecutive days; or

     (8)  failure by the Company to comply with its obligations under Article
8; or

     (9) any other Event of Default provided with respect to the Debt Securities of that series.

SECTION 502. Acceleration of Maturity; Rescission and Annulment.
             --------------------------------------------------

     If an Event of Default (other than an Event of Default specified in clause
(6) or (7) of Section 501) with respect to any particular series of Debt Securities occurs and is continuing, then and in every such case either the Trustee for the Debt Securities of such series or the Holders of not less than 25% in principal amount of the Outstanding Debt Securities of that series may declare the entire principal amount (or, in the case of Discounted Debt Securities, such lesser amount as may be provided for in the terms of that series) of all the Debt Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to such Trustee if given by Holders), and upon any such declaration of acceleration such principal or such lesser amount, as the case may be, together with accrued interest and all other amounts owing hereunder, shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived. If an Event of Default specified in clause
(6) or (7) of Section 501 occurs, the principal on such lesser amount, as the case may be, together with accrued interest and all amounts outstanding hereunder, shall ipso facto become and be immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived.

     At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee for the Debt Securities of any series as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Debt Securities of that series, by written notice to the Company and such Trustee, may rescind and annul such declaration and its consequences if:

     (1) the Company has paid or deposited with such Trustee a sum sufficient to pay (except as otherwise specified pursuant to Section 301 for the Debt Securities of such series)

          (A)  all overdue interest on all Debt Securities of that series;

          (B) the principal of (and premium, if any, on) any Debt Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon from the date such principal became due at a rate per annum equal to the rate borne by the Debt Securities of such series (or, in the case of Discounted Debt Securities, the Debt Securities' Yield to Maturity), to the extent that the payment of such interest shall be legally enforceable;

          (C) to the extent that payment of such interest is lawful, interest upon overdue interest at a rate per annum equal to the rate borne by the Debt Securities of such series (or, in the case of Discounted Debt Securities, the Debt Securities' Yield to Maturity); and

          (D) all sums paid or advanced by such Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of such Trustee, its agents and counsel and all other amounts due to such Trustee under Section 607;

and

     (2) all Events of Default with respect to the Debt Securities of such series, other than the nonpayment of the principal of Debt Securities of that series which has become due solely by such acceleration, have been cured or waived as provided in Section 513. No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee.
             ---------------------------------------------------------------

     The Company covenants that if:

     (1) default is made in the payment of any interest upon any Debt Security of any series when such interest becomes due and payable and such default continues for a period of 30 days; or

     (2) default is made in the payment of the principal of (or premium, if any, on) any Debt Security of any series at its Maturity;

the Company will, upon demand of the Trustee for the Debt Securities of such series, pay to it, for the benefit of the Holders of such Debt Securities, the whole amount then due and payable on such Debt Securities for principal (and premium, if any) and interest, if any, with interest upon the overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installments of interest at a rate per annum equal to the rate borne by such Debt Securities (or, in the case of Discounted Debt Securities, the Debt Securities' Yield to Maturity); and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of such Trustee, its agents and counsel and all other amounts due to such Trustee under Section 607.

     If the Company fails to pay such amounts forthwith upon such demand, such Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceedings to judgment or final decree, and may enforce the same against the Company and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company, wherever situated.

     If an Event of Default with respect to Debt Securities of any particular series occurs and is continuing, the Trustee for the Debt Securities of such series may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Debt Securities of that series by such appropriate judicial proceedings as such Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504. Trustee May File Proofs of Claim.
             --------------------------------

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relating to the Company or the property of the Company or its creditors, the Trustee for the Debt Securities of any series (irrespective of whether the principal (or lesser amount in the case of Discounted Debt Securities) of any Debt Security of such series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether such Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise

          (i) to file and prove a claim for the whole amount of principal (or lesser amount in the case of Discounted Debt Securities) (and premium, if any) and interest, if any, owing and unpaid in respect of the Debt Securities of such series and to file such other papers or documents as may be necessary or advisable in order to have the claims of such Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of such Trustee, its agents and counsel and all other amounts due to such Trustee under
Section 607) and of the Holders of the Debt Securities of such series allowed in such judicial proceeding;

          (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and

          (iii) unless prohibited by law or applicable regulations, to vote on behalf of the Holders of the Debt Securities of such series in any election of a trustee in bankruptcy or other person performing similar functions;

and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder of Debt Securities to make such payments to such Trustee, and in the event that such Trustee shall consent to the making of such payments directly to the Holders of Debt Securities, to pay to such Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of such Trustee, its agents and counsel, and any other amounts due such Trustee under Section 607.

     Nothing herein contained shall be deemed to authorize the Trustee for the Debt Securities of any series to authorize or consent to or accept or adopt on behalf of any Holder of a Debt Security any plan of reorganization, arrangement, adjustment or composition affecting the Debt Securities of such series or the rights of any Holder thereof, or to authorize the Trustee for the Debt Securities of any series to vote in respect of the claim of any Holder in any such proceeding, except as aforesaid, for the election of a trustee in bankruptcy or other person performing similar functions.

SECTION 505. Trustee May Enforce Claims Without Possession
             ---------------------------------------------
             of Debt Securities.
             ------------------

     All rights of action and claims under this Indenture or the Debt Securities of any series may be prosecuted and enforced by the Trustee for the Debt Securities of any series without the possession of any of the Debt Securities of such series or the production thereof in any proceeding relating thereto, and any such proceeding instituted by such Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of such Trustee, its agents and counsel and all other amounts due to such Trustee under Section 607, be for the ratable benefit of the Holders of the Debt Securities of such series in respect of which such judgment has been recovered.

SECTION 506. Application of Money Collected.
             ------------------------------

     Any money collected by the Trustee for the Debt Securities of any series pursuant to this Article with respect to the Debt Securities of such series shall be applied in the following order, at the date or dates fixed by such Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, if any, upon presentation of the Debt Securities of such series and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     First: To the payment of all amounts due such Trustee under Section 607;

     Second: To the payment of the amounts then due and unpaid upon the Debt Securities of such series for principal of (and premium, if any) and interest, if any, on such Debt Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Debt Securities for principal (and premium, if any) and interest, if any, respectively; and

     Third: The balance, if any, to the Person or Persons entitled thereto.

SECTION 507. Limitation on Suits.
             -------------------

     No Holder of any Debt Security of any particular series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

     (1) an Event of Default with respect to that series shall have occurred and be continuing and such Holder shall have previously given written notice to the Trustee for the Debt Securities of such series of such default and the continuance thereof;

     (2) the Holders of not less than 25% in principal amount of the Outstanding Debt Securities of that series shall have made written request to the Trustee for the Debt Securities of such series to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

     (3) such Holder or Holders have offered to such Trustee reasonable security or indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

     (4) such Trustee for 60 days after its receipt of such notice, request and offer of security or indemnity has failed to institute any such proceeding; and

     (5) no direction inconsistent with such written request has been given to such Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Debt Securities of that series;

it being understood and intended that no Holder or Holders of Debt Securities of that series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Debt Securities of that series, or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Debt Securities of that series.

SECTION 508. Unconditional Right of Holders to Receive Principal (and
             --------------------------------------------------------
             Premium, if any) and Interest, if any.
             -------------------------------------

     Notwithstanding any other provision in this Indenture, the Holder of any Debt Security shall have the right which is absolute and unconditional to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest, if any, on such Debt Security on the respective Stated Maturities expressed in such Debt Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

SECTION 509. Restoration of Rights and Remedies.
             ----------------------------------

     If the Trustee for the Debt Securities of any series or any Holder of a Debt Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Trustee or to such Holder, then and in every such case the Company, such Trustee and the Holders of Debt Securities shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of such Trustee and such Holders shall continue as though no such proceeding had been instituted.

SECTION 510. Rights and Remedies Cumulative.
             ------------------------------

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debt Securities in the last paragraph of
Section 306, no right or remedy herein conferred upon or reserved to the Trustee for the

Debt Securities of any series or to the Holders of Debt Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511. Delay or Omission Not Waiver.
             ----------------------------

     No delay or omission of the Trustee for the Debt Securities of any series or of any Holder of any Debt Security of such series to exercise any right or remedy accruing upon any Event of Default with respect to the Debt Securities of such series shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to such Trustee for the Debt Securities of any series or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by such Trustee or by the Holders, as the case may be.

SECTION 512. Control by Holders.
             ------------------

     The Holders of a majority in principal amount of the Outstanding Debt Securities of any particular series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee for the Debt Securities of such series with respect to the Debt Securities of that series or exercising any trust or power conferred on such Trustee with respect to such Debt Securities, provided that:

     (1) such direction shall not be in conflict with any rule of law or with this Indenture; and

     (2) such Trustee may take any other action deemed proper by such Trustee which is not inconsistent with such direction.

SECTION 513. Waiver of Past Defaults.
             -----------------------

     The Holders of not less than a majority in principal amount of the Outstanding Debt Securities of any particular series may on behalf of the Holders of all the Debt Securities of that series waive any past default hereunder with respect to that series and its consequences, except:

     (1) a default in the payment of the principal of (or premium, if any) or interest, if any, on any Debt Security of that series; or

     (2) a default with respect to a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Debt Security of that series affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514. Waiver of Stay, Extension or Usury Laws.
             ---------------------------------------

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or similar law, wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee for any series of Debt Securities, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SIX

                                  THE TRUSTEE

SECTION 601. Certain Duties and Responsibilities.
             -----------------------------------

     (a) Except during the continuance of an Event of Default with respect to the Debt Securities of any series for which the Trustee is serving as such,

          (1) such Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against such Trustee; and

          (2) in the absence of bad faith on its part, such Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to such Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to such Trustee, such Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

     (b) In case an Event of Default with respect to a series of Debt Securities has occurred and is continuing, the Trustee for the Debt Securities of such series shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

     (c) No provision of this Indenture shall be construed to relieve the Trustee for Debt Securities of any series from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that no provision of this Indenture shall require the Trustee for any series of Debt Securities to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee for any series of Debt Securities shall be subject to the provisions of this Section.

SECTION 602.  Notice of Defaults.
              ------------------

     Within 90 days after the occurrence of any default hereunder with respect to Debt Securities of any particular series, of which a Responsible Officer of such Trustee assigned to its Corporate Trust Administration Department shall have actual knowledge, the Trustee for the Debt Securities of such series shall give to Holders of Debt Securities of that series, in the manner set forth in
Section 106, notice of such default known to such Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest or Additional Amounts, if any, on any Debt Security of that series, or in the deposit of any sinking fund payment with respect to Debt Securities of that series, such Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of such Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of Debt Securities of that series; and provided, further, that in the case of any default of the character specified in Section 501(3) with respect to Debt Securities of that series no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Debt Securities of that series.

SECTION 603. Certain Rights of Trustee.
              -------------------------

     Except as otherwise provided in Section 601:

     (a) the Trustee for any series of Debt Securities may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

     (c) whenever in the administration of this Indenture such Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, such Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

     (d) such Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (e) such Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Debt Securities of any series pursuant to this Indenture for which it is acting as Trustee, unless such Holders shall have offered to such Trustee security or indemnity reasonably satisfactory to such Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (f) such Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but such Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters at it may see fit, and, if such Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

     (g) such Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and such Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

SECTION 604.  Not Responsible for Recitals or Issuance of Debt Securities.
              -----------------------------------------------------------

     The recitals contained herein and in the Debt Securities, except the Trustee's certificates of authentication thereof, shall be taken as the statements of the Company, and neither the Trustee for any series of Debt Securities, nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee for any series of Debt Securities makes no representations as to the validity or sufficiency of this Indenture or of the Debt Securities of any series. Neither the Trustee for any series of Debt Securities nor any Authenticating Agent shall be accountable for the use or application by the Company of Debt Securities or the proceeds thereof.

SECTION 605.  May Hold Debt Securities.
              ------------------------

     The Trustee for any series of Debt Securities, any Authenticating Agent, Paying Agent, Debt Security Registrar or any other agent of the Company or such Trustee, in its individual or any other capacity, may become the owner or pledgee of Debt Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not such Trustee, Authenticating Agent, Paying Agent, Debt Security Registrar or other agent.

SECTION 606.  Money Held in Trust.
              -------------------

     Money held by the Trustee for any series of Debt Securities in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee for any series of Debt Securities shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

SECTION 607.  Compensation and Reimbursement.
              ------------------------------

     The Company agrees:

          (1) to pay to the Trustee for any series of Debt Securities from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee for any series of Debt Securities upon its request for all reasonable expenses, disbursements and advances incurred or made by such Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify such Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     As security for the performance of the obligations of the Company under this Section the Trustee for any series of Debt Securities shall have a lien prior to the Debt Securities upon all property and funds held or collected by such Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest, if any, on any particular series Debt Securities. Such lien shall survive satisfaction and discharge of this Indenture.

     When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501 (6) or (7), the expenses and the compensation for the services shall be preferred over the status of Holders in any proceeding under any Bankruptcy Law and are intended to constitute expenses of administration under any Bankruptcy Law.

SECTION 608.  Disqualification; Conflicting Interests.
              ---------------------------------------

     The Trustee for any series of Debt Securities shall be subject to and comply with the provisions of Section 310(b) of the Trust Indenture Act during the period of time required thereby. Nothing herein shall prevent the Trustee for any series of Debt Securities from filing with the Commission the application referred to in the penultimate paragraph of Section 310(b) of the Trust Indenture Act. In determining whether the Trustee for any series of Debt Securities has a conflicting interest as defined in Section 310(b) of the Trust Indenture Act, the Debt Securities of any other series of Debt Securities shall be excluded.

SECTION 609.  Corporate Trustee Required, Different Trustees for Different
              ------------------------------------------------------------
              Series; Eligibility.
              -------------------

     There shall at all times be a Trustee hereunder for the Debt Securities of each series which satisfies the requirements of Trust Indenture Act Sections 310(a)(1), 310(a)(2) and 310(a)(5), has a combined capital and surplus of at least $50,000,000 and is subject to supervision or examination by Federal, State or District of Columbia authority. A different Trustee may be appointed by the Company for each series of Debt Securities prior to the issuance of such Debt Securities. If the initial Trustee for any series of Debt Securities is to be other than Wells Fargo Bank Minnesota, N.A., the Company and such Trustee shall, prior to the issuance of such Debt Securities, execute and deliver an indenture supplemental hereto, which shall provide for the appointment of such Trustee as Trustee for the Debt Securities of such series and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee. If at any time the Trustee for the Debt Securities of any series shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610.  Resignation and Removal; Appointment of Successor.
              -------------------------------------------------

     (a) No resignation or removal of the Trustee for the Debt Securities of any series and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

     (b) The Trustee for the Debt Securities of any series may resign at any time with respect to the Debt Securities of such series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee for the Debt Securities of such series within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debt Securities of such series.

     (c) The Trustee for the Debt Securities of any series may be removed at any time with respect to the Debt Securities of such series by Act of the Holders of a majority in principal amount of the Outstanding Debt Securities of such series, delivered to such Trustee and to the Company.

     (d)  If at any time:

          (1) the Trustee for the Debt Securities of any series shall fail to comply with Section 310(b) of the Trust Indenture Act pursuant to Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Debt Security of such series for at least six months unless the Trustee's duty to resign is stayed in accordance with Section 310(b) of the Trust Indenture Act, or

          (2) such Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (3) such Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of such Trustee or of its property shall be appointed or any public officer shall take charge or control of such Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove such Trustee or (ii) any Holder who has been a bona fide Holder of a Debt Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of such Trustee and the appointment of a successor Trustee.

     (e) If the Trustee for the Debt Securities of any series shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for the Debt Securities of any series for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee with respect to the Debt Securities of such series and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Debt Securities of such series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Debt Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee for the Debt Securities of such series and supersede the successor Trustee appointed by the Company. If no successor Trustee for the Debt Securities of such series shall have been so appointed by the Company or the Holders and shall have accepted appointment in the manner required by Section 611, and if such Trustee is still incapable of acting, any Holder who has been a bona fide Holder of a Debt Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debt Securities of such series.

     (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Debt Securities of any series and each appointment of a successor Trustee with respect to the Debt Securities of any series to all Holders of such series of Debt Securities in the manner and to the extent provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Debt Securities of that series and the address of its Corporate Trust Office.

SECTION 611.  Acceptance of Appointment by Successor.
              --------------------------------------

     (a) Every such successor Trustee appointed hereunder with respect to the Debt Securities of any series shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject to the lien provided for in Section 607.

     (b) In case of the appointment hereunder of a successor Trustee with respect to the Debt Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Debt Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Debt Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and each Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates.

     (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in Subsections (a) or (b) of this Section, as the case may be.

     (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee for the Debt Securities of any series shall be qualified and eligible under this Article.

     (e) Notwithstanding replacement of the Trustee pursuant to Section 610, the Company's obligations under Section 607 shall continue for the benefit of the retiring Trustee with respect to expenses, losses and liabilities incurred by it prior to such replacement.

SECTION 612.  Merger, Conversion, Consolidation or Succession to Business.
              -----------------------------------------------------------

     Any corporation into which the Trustee or the Authenticating Agent, as the case may be, for the Debt Securities of any series may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Trustee or such Authenticating Agent, as the case may be, shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of such Trustee, shall be the successor of such Trustee or such Authenticating Agent, as the case may be, hereunder, provided such successor corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto or the Trustee, the Authenticating Agent or their respective successor corporations. In case any Debt Securities shall have been authenticated, but not delivered, by the Trustee or the Authenticating Agent for such series then in office, any successor by merger, conversion or consolidation to such authenticating Trustee or Authenticating Agent, as the case may be, may adopt such authentication and deliver the Debt Securities so authenticated with the same effect as if such successor Trustee or successor Authenticating Agent had itself authenticated such Debt Securities.

SECTION 613.  Preferential Collection of Claims Against Company.
              -------------------------------------------------

     The Trustee for any particular series of Debt Securities shall comply with Section 311(a) of the Trust Indenture Act for that particular series of Debt Securities, excluding any creditor relationship listed in Section 311(b) of that Act. If the Trustee for any particular series of Debt Securities shall resign or be removed as Trustee for that particular series of Debt Securities, it shall be subject to Section 311(a) of the Trust Indenture Act to the extent provided therein.

SECTION 614.  Authenticating Agents.
              ---------------------

     From time to time the Trustee for the Debt Securities of any series may, subject to its sole discretion, appoint one or more Authenticating Agents with respect to the Debt Securities of such series, which may include the Company or any Affiliate of the Company, with power to act on the Trustee's behalf and subject to its discretion in the authentication and delivery of Debt Securities of such series in connection with transfers and exchanges hereunder, including but not limited to those pursuant to Sections 304, 305, 306 and 1107, as fully to all intents and purposes as though such Authenticating Agent had been expressly authorized by those Sections of this Indenture to authenticate and deliver Debt Securities of such series. For all purposes of this Indenture, the authentication and delivery of Debt Securities of such series by an Authenticating Agent for such Debt Securities pursuant to this Section shall be deemed to be authentication and delivery of such Debt Securities "by the Trustee" for the Debt Securities of such series. Any such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal, State or District of Columbia authority. If such Authenticating Agent publishes reports of condition at least annually pursuant to law or the requirements of such supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent for any series of Debt Securities shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any Authenticating Agent for any series of Debt Securities may resign at any time by giving written notice of resignation to the Trustee for such series and to the Company. The Trustee for any series of Debt Securities may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company in the manner set forth in Section 105. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent for any series of Debt Securities shall cease to be eligible under this Section, the Trustee for such series may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Company and shall give written notice of such appointment to all Holders of Debt Securities of such series in the manner set forth in Section 106. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Trustee for the Debt Securities of each series agrees to pay to any Authenticating Agent for such series from time to time reasonable compensation for its services, and such Trustee shall be entitled to be reimbursed for such payments, subject to Section 607.

     If an appointment with respect to one or more series of Debt Securities is made pursuant to this Section, the Debt Securities of such series may have endorsed thereon, in addition to the Trustee's certification of authentication, an alternate certificate of authentication in the following form:

     "This is one of the Debt Securities, of the series designated herein, described in the within-mentioned Indenture.

                                    _______________________________

                                    By:____________________________
                                         As Authenticating Agent

                                    By:___________________________
                                         Authorized Officer"

                                ARTICLE SEVEN

                    HOLDERS' REPORTS BY TRUSTEE AND COMPANY

SECTION 701. Preservation of Information; Company to Furnish Trustee Names
             -------------------------------------------------------------
             and Addresses of Holders.
             ------------------------

     The Company shall furnish or cause to be furnished to the Trustee:

     (a) semiannually, not more than fifteen (15) days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date; and

     (b) at such other times as the Trustee may request in writing, within thirty (30) days after receipt by the Company of any such request, a list of similar form and content as of a date not more than fifteen (15) days prior to the time such list is furnished;
provided, however, that if and so long as the Trustee shall be the Debt
-----------------
Security Registrar, no such list need be furnished.

     The Trustee for any particular series of Debt Securities shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders of the Debt Securities of that series. Neither the Company nor such Trustee shall be under any responsibility with regard to the accuracy of such list. With respect to each series of Debt Securities, the Company, in furnishing information regarding such Holders to such Trustee, and such Trustee, will satisfy the requirements imposed upon each of them by Section 312(a) of the Trust Indenture Act.

SECTION 702. Communications to Holders.
             -------------------------

     Holders of any particular series of Debt Securities may communicate with other Holders of Debt Securities of that series with respect to their rights under this Indenture or under such series of Debt Securities pursuant to
Section 312(b) of the Trust Indenture Act. The Company and the Trustee for any particular series of Debt Securities and any and all other Persons benefited by this Indenture shall have the protection afforded by Section 312(c) of the Trust Indenture Act.

SECTION 703. Reports by Trustee.
             ------------------

     Within 60 days after November 15 of each year commencing with the year following the first issuance of Debt Securities, the Trustee for the Debt Securities of each series shall transmit by mail to all Holders of the Debt Securities of such series a brief report dated as of such date that complies with Section 313(a) of the Trust Indenture Act, but only if such report is required in any year under such Section 313(a) of the Trust Indenture Act. With respect to each series of Debt Securities, the Trustee shall also comply with Sections 313(b) and 313(c) of the Trust Indenture Act. At any time a report is mailed to the Holders of any particular series of Debt Securities, a copy of such report shall be filed with the Commission and with each securities exchange, if any, on which the Debt Securities of such series are listed. With respect to each series of Debt Securities, the Company will notify the applicable Trustee when such series of Debt Securities is listed on any securities exchange.

SECTION 704. Reports by Company.
             ------------------

     The Company shall file such annual and/or periodic reports and certificates with the Trustees for each series of Debt Securities and/or with the Commission and/or with the Holders of each series of Debt Securities as are required by the provisions of Section 314(a) of the Trust Indenture Act.

                                ARTICLE EIGHT

                    CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

SECTION 801. Company May Consolidate, Etc., Only on Certain Terms.
             ----------------------------------------------------

     The Company shall not consolidate with or merge into any other corporation or sell, convey, assign, transfer, lease or otherwise dispose of all or substantially all of its properties and assets as an entirety to any Person unless:

     (1)  (a) either (i) the Company shall be the continuing corporation or
(ii) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person which acquired by sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of the Company as an entirety (the "Surviving Entity") (x) shall be a Person organized under the laws of the United States of America or any State thereof or the District of Columbia, or the Bahamas, Barbados, Bermuda, the British Virgin Islands, the Cayman Islands, any of the Channel Islands, the Netherlands Antilles or such other jurisdiction, if any, as may be set forth in the Board Resolution establishing the Debt Securities of a particular series and (y) shall expressly assume by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium and Additional Amounts, if any) and interest on all Debt Securities and the performance and observance of every covenant of this Indenture on the part of the Company to be performed or observed and (b) in the event that the Company or the Surviving Entity is organized in a jurisdiction other than the United States of America or any State thereof or the District of Columbia that is different from the jurisdiction in which the obligor on the Notes was organized immediately before giving effect to the transaction:

          (i) the Company or the Surviving Entity shall deliver to the Trustee under the Indenture an Opinion of Counsel stating that (x) the obligations of the Company or the Surviving Entity under the Indenture are enforceable under the laws of the new jurisdiction of its formation, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law and (y) the Holders of Debt Securities will not recognize any income, gain or loss for U. S. federal income tax purposes as a result of the transaction and will be subject to U.S. federal income tax on the same amount and in the same manner and at the same times as would have been the case if such transaction had not occurred;

          (ii)   the Company or the Surviving Entity shall agree in writing to
(x) (1) submit to the jurisdiction of any court of the State of New York or any United States Federal court sitting, in each case, in the Borough of Manhattan, the City of New York, New York, United States of America and any appellate court from any thereof, (2) waive any immunity from the jurisdiction of such courts over any suit, action or proceeding that may be brought in connection with the Indenture or the Debt Securities and (3) agree that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Company or the Surviving Entity and may be enforced in any court the jurisdiction of which the Company or the Surviving Entity is subject to by a suit upon such judgment; provided that service of process is effected in the manner provided in clause (y) below; and (y) shall (1) irrevocably appoint an agent for the service of process in the Borough of Manhattan, the City of New York, New York, United States of America, for so long as any of the Debt Securities are outstanding or the Company or the Surviving Entity irrevocably appoints a successor, (2) represent and warrant to the Trustee the acceptance of such appointment by such agent, (3) take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect and (4) agree that service of process upon such agent and written notice of such service to the Company or the Surviving Entity shall be deemed, in every respect, effective service of process upon the Company;

          (iii) the Company or the Surviving Entity shall agree in writing to pay Additional Amounts with respect to the Company, except that such Additional Amounts shall relate to any withholding tax whatsoever regardless of any change of law, subject to exceptions substantially similar to those contained in the Indenture; and

          (iv) the Board of Directors of the Company or the Surviving Entity shall determine, which determination shall be conclusive and evidenced by a Board Resolution delivered to the Trustee, in good faith that such transaction will have no material adverse effect on any Holder of Notes.

     (2) immediately after giving effect to such transaction (and treating any Indebtedness not previously an obligation of the Company or a Subsidiary which becomes the obligation of the Company or any of its Subsidiaries in connection with or as a result of such transaction as having been incurred at the time of such transaction), no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing;

     (3) such other conditions, if any, as may be set forth in the Board Resolution establishing the Debt Securities of that particular series are met or complied with; and

     (4) the Company has delivered to the Trustee for each series of Debt Securities an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, sale, assignment, conveyance, transfer, lease or disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article and that all conditions precedent provided for relating to such transaction herein or in the Board Resolution relating to such series of Debt Securities have been complied with.

SECTION 802. Successor Corporation Substituted.
             ---------------------------------

     Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein and thereafter the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Debt Securities and, in the event of any such consolidation, merger, conveyance or transfer, the Company as the predecessor corporation may thereupon or at any time thereafter be dissolved, wound up, or liquidated.

                                ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

SECTION 901.  Supplemental Indentures Without Consent of Holders.
              --------------------------------------------------

     Without the consent of any Holders of Debt Securities, the Company, when authorized by a Board Resolution, and the Trustee for the Debt Securities of any or all series, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to such Trustee, for any of the following purposes:

     (1) to evidence the succession of another corporation to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Debt Securities contained; or

     (2) to add to the covenants of the Company, for the benefit of the Holders of all or any particular series of Debt Securities (and, if such covenants are to be for the benefit of fewer than all series of Debt Securities, stating that such covenants are being included solely for the benefit of such series), or to surrender any right or power herein conferred upon the Company; or

     (3) to add any additional Events of Default with respect to any or all series of Debt Securities (and, if any such Event of Default applies to fewer than all series of Debt Securities, stating each series to which such Event of Default applies); or

     (4) to add to, change or eliminate any of the provisions of this Indenture, provided, however, that any such addition, change or elimination shall become effective only when there is no Debt Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision and as to which such supplemental indenture would apply; or

     (5) to evidence and provide for the acceptance of appointment hereunder of a Trustee other than Wells Fargo Bank Minnesota, N.A., as Trustee for a series of Debt Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 609; or

     (6) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Debt Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

     (7) to establish the conditions, limitations and restrictions on the authorized amount, form, terms or purposes of issue, authentication and delivery of Debt Securities, as herein set forth, and other conditions, limitations and restrictions thereafter to be observed; or

     (8) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the satisfaction and discharge of any series of Debt Securities pursuant to Section 401; provided, however, that any such action shall not adversely affect the interests of the Holders of Debt Securities of such series or any other series of Debt Securities in any material respect; or

     (9) to add to or change or eliminate any provisions of this Indenture as shall be necessary or desirable in accordance with any amendments to the Trust Indenture Act; or

     (10) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, to convey, transfer, assign, mortgage or pledge any property to or with the Trustee for the Debt Securities of any series or to surrender any right or power herein conferred upon the Company, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interests of the Holders of Debt Securities of any particular series in any material respect.

SECTION 902. Supplemental Indentures With Consent of Holders.
             -----------------------------------------------

     The Company, when authorized by a Board Resolution, and the Trustee for the Debt Securities of any or all series may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of such Debt Securities under this Indenture, but only with the consent of the Holders of more than 50% in aggregate principal amount of the Outstanding Debt Securities of each series of Debt Securities then Outstanding affected thereby, in each case by Act of said Holders of Debt Securities of each such series delivered to the Company and the Trustee for Debt Securities of each such series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Debt Security affected thereby:

     (1) reduce the principal of or change the Stated Maturity of any Debt Security;

     (2) reduce the rate of or change the time for payment of interest on any Debt Security;

     (3) reduce the principal amount or any premium payable upon the redemption of any Debt Security or change the time at which a Debt Security may be redeemed;

     (4) reduce the amount of the principal of a Discounted Debt Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502;

     (5)  change the Place of Payment;

     (6) impair the right of a Holder to receive payment of principal of and interest on such Holder's Debt Securities on or after the due dates thereof;

     (7) change the currency in which the principal of or any premium or interest (including Additional Amounts) on any Debt Security is payable;

     (8) reduce the percentage in principal amount of the Outstanding Debt Securities of any particular series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture;

     (9) modify any of the provisions of this Section or Section 513 or 1008, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Debt Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder of a Debt Security with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1008, or the deletion of this proviso, in accordance with the requirements of Sections 609, 611(b), 901(6) and 901(7);

     (10) modify or change any provision of the Indenture or the related definitions affecting the ranking of any Debt Security in a manner which adversely affects the Holders in any material respect; or

     (11)   make any change in the foregoing amendment and waiver provisions.

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Debt Securities, or which modifies the rights of the Holders of Debt Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Debt Securities of any other series.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903.   Execution of Supplemental Indentures.
               ------------------------------------

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee for any series of Debt Securities shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture, that it is not inconsistent herewith and that such supplemental indenture has been duly authorized, executed and delivered by the Company and that, subject to standard exceptions, it will be valid and binding upon the Company and enforceable against the Company in accordance with its terms. The Trustee for any series of Debt Securities may, but shall not be obligated to, enter into any such supplemental indenture which affects such Trustee's own rights, liabilities, duties or immunities under this Indenture or otherwise.

SECTION 904.   Effect of Supplemental Indentures.
               ---------------------------------

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Debt Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905.   Conformity With Trust Indenture Act.
               -----------------------------------

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 906.   Reference in Debt Securities to Supplemental Indentures.
               -------------------------------------------------------

     Debt Securities of any particular series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee for the Debt Securities of such series, bear a notation in form approved by such Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Debt Securities of any series so modified as to conform, in the opinion of the Trustee for the Debt Securities of such series and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by such Trustee in exchange for Outstanding Debt Securities of such series.

SECTION 907.   Revocation and Effect of Consents.
               ---------------------------------

     Until an amendment or waiver becomes effective, a consent to it by a Holder of a Debt Security is a continuing consent by the Holder and every subsequent Holder of such Debt Security or portion of such Debt Security that evidences the same debt as the consenting Holder's Debt Security, even if notation of the consent is not made on any Debt Security. However, any such Holder or subsequent Holder may revoke the consent as to his or her Debt Security if the Trustee receives written notice of revocation before the date the waiver or amendment becomes effective. An amendment or waiver becomes effective in accordance with its terms and thereafter binds every Holder of the series of such Debt Security.

     The Company may fix a record date for determining which Holders must consent to such amendment or waiver. If the Company fixes a record date, the record date shall be fixed at (i) the later of (x) 30 days prior to the first solicitation of such consent or (y) the date of the most recent list of Holders furnished to the Trustee prior to such solicitation pursuant to Section 701, or
(ii) such other date as the Company shall designate.

                                  ARTICLE TEN

                                   COVENANTS

SECTION 1001.  Payment of Principal (and Premium, if any) and Interest, if any.
               ---------------------------------------------------------------

     The Company agrees, for the benefit of each particular series of Debt Securities, that it will duly and punctually pay (except as otherwise specified pursuant to Section 301 for the Debt Securities of such series) the principal of (and premium, if any) and interest, if any, on that series of Debt Securities in accordance with the terms of the Debt Securities of such series and this Indenture.

SECTION 1002.  Maintenance of Office or Agency.
               -------------------------------

     The Company will maintain in each Place of Payment for a series of Debt Securities an office or agency where Debt Securities of that series may be presented or surrendered for payment, where Debt Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company with respect to the Debt Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee for the Debt Securities of that series of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency in respect of any series of Debt Securities or shall fail to furnish the Trustee for the Debt Securities of that series with the address thereof, such presentations (to the extent permitted by law) and surrenders of Debt Securities of that series may be made and notices and demands may be made or served at the Corporate Trust Office of such Trustee, and the Company hereby appoints the same as its agent to receive such respective presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies (in or outside the Place of Payment) where the Debt Securities of one or more series may be presented or surrendered for any or all of the purposes specified above in this Section and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for such purpose. The Company will give prompt written notice to the Trustee for the Debt Securities of each series so affected of any such designation or rescission and of any change in the location of any such office or agency.

SECTION 1003.  Money for Debt Securities Payments to Be Held in Trust.
               ------------------------------------------------------

     If the Company shall at any time act as its own Paying Agent with respect to any particular series of Debt Securities, it will, on or not more than one Business Day before each due date of the principal of (and premium, if any) or interest, if any, on any of the Debt Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum (except as otherwise specified pursuant to Section 301 for the Debt Securities of such series) sufficient to pay the principal (and premium, if any) and interest, if any, so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee for the Debt Securities of such series of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents for any particular series of Debt Securities, it will, prior to each due date of the principal of (and premium, if any) or interest, if any, on any such Debt Securities, deposit with a Paying Agent for the Debt Securities of such series a sum sufficient to pay the principal (and premium, if any) and interest, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless such Paying Agent is the Trustee for the Debt Securities of such series) the Company will promptly notify such Trustee of its action or failure so to act.

     The Company will cause each Paying Agent for any particular series of Debt Securities other than the Trustee for the Debt Securities of such series to execute and deliver to such Trustee an instrument in which such Paying Agent shall agree with such Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest, if any, on Debt Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give such Trustee notice of any default by the Company in the making of any payment of principal (or premium, if any) and interest, if any, on Debt Securities of that series;

          (3) at any time during the continuation of any such default, upon the written request of such Trustee, forthwith pay to such Trustee all sums so held in trust by such Paying Agent; and

          (4) acknowledge, accept and agree to comply in all respects with the provisions of this Indenture relating to the duties, rights and disabilities of such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee for the Debt Securities of any series all sums held in trust by the Company or such Paying Agent, such sums to be held by such Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to such Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee for the Debt Securities of any series or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) and interest, if any, on any Debt Security of any particular series and remaining unclaimed for two years after such principal (and premium, if any) and interest, if any, has become due and payable shall, unless otherwise required by mandatory provisions of applicable escheat, abandoned or unclaimed property law, be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trusts; and the Holder of such Debt Security shall, thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of such Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that such Trustee or such Paying Agent, before being required to make any such repayment may mail written notice to each such Holder of such Debt Security in the manner set forth in Section 106, or may, in its discretion, in the name and at the expense of the Company, cause to be published at least once in a newspaper published in the English language customarily on each Business Day and of general circulation in the Borough of Manhattan, the City of New York, notice, that such money remains unclaimed and that, after a date specified therein, which shall not be less than

30 days from the date of such mailing or publication, any unclaimed balance of such money then remaining will, unless otherwise required by mandatory provisions of applicable escheat, abandoned or unclaimed property law, be repaid to the Company.

SECTION 1004.  Payment of Taxes and Other Claims.
               ---------------------------------

     The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon it or upon its income, profits or property, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon its property; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 1005.  Maintenance of Properties.
               -------------------------

     The Company shall cause all its properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business and not disadvantageous in any material respect to the Holders.

SECTION 1006.  Statements as to Compliance.
               ---------------------------

     (a) The Company shall deliver to the Trustee for each series of Debt Securities, within 120 days after the end of each fiscal year, a written statement signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President and by the Treasurer, a Deputy Treasurer, an Assistant Treasurer, the Controller or an Assistant Controller of the Company, stating, as to each signer thereof, that:

          (1) a review of the activities of the Company during such year and of performance under this Indenture has been made under his supervision; and

          (2) to the best of his knowledge, based on such review, the Company is not in default in the fulfillment of any of its obligations under this Indenture with respect to the Debt Securities of such series, or specifying each such default known to him and the nature and status thereof.

     For purposes of this Subsection, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

     (b) When any event has occurred and is continuing which is, or after the giving of notice or lapse of time or both would become, an Event of Default, or if the Trustee or any Holder of Debt Securities of any series or the trustee for or the holder of any other evidence of Indebtedness of the Company or any Subsidiary gives any notice or takes any other action with respect to a claimed default (other than with respect to Indebtedness in the principal amount of less than $10,000,000), the Company shall deliver to the Trustee by registered or certified mail or by telegram, telex or facsimile transmission followed by hard copy by registered or certified mail an Officers' Certificate specifying such event, notice or other action within five Business Days of its occurrence.

SECTION 1007.  Corporate Existence.
               -------------------

     Subject to Article Eight, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders; and provided, further, however, that the foregoing shall not prohibit a sale, transfer or conveyance of a Subsidiary or any of its assets in compliance with the terms of this Indenture.

SECTION 1008.  Waiver of Certain Covenants.
               ---------------------------

     The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 1004 to 1007, inclusive, or set forth in any Board Resolution establishing the Debt Securities of a series, if before or after the time for such compliance the Holders of more than 50% in principal amount of the Outstanding Debt Securities of each series of Debt Securities affected by the omission shall, in each case by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee for the Debt Securities of each series with respect to any such covenant or condition shall remain in full force and effect.

                                 ARTICLE ELEVEN

                           REDEMPTION OF DEBT SECURITIES

SECTION 1101.  Applicability of This Article.
               -----------------------------

     Redemption of Debt Securities of any series (whether by operation of a sinking fund or otherwise) as permitted or required by any form of Debt Security issued pursuant to this Indenture shall be made in accordance with such form of Debt Security and this Article; provided, however, that if any provision of any such form of Debt

Security shall conflict with any provision of this Article, the provision of such form of Debt Security shall govern.

SECTION 1102.  Election to Redeem; Notice to Trustee.
               -------------------------------------

     The election of the Company to redeem any Debt Securities of any series shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company of less than all of the Debt Securities of any particular series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee for the Debt Securities of such series) notify such Trustee by Company Request of such Redemption Date and of the principal amount of Debt Securities of that series to be redeemed and shall deliver to such Trustee such documentation and records as shall enable such Trustee to select the Debt Securities to be redeemed pursuant to Section 1103. In the case of any redemption of Debt Securities of any series prior to the expiration of any restriction on such redemption provided in the terms of such Debt Securities or elsewhere in this Indenture, the Company shall furnish the Trustee for Debt Securities of such series with an Officers' Certificate evidencing compliance with such restriction.

SECTION 1103.  Selection by Trustee of Debt Securities to Be Redeemed.
               ------------------------------------------------------

     If less than all the Debt Securities are to be redeemed, the Company may select the series to be redeemed, and if less than all the Debt Securities of any series are to be redeemed, the particular Debt Securities of that series to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee for the Debt Securities of such series, from the Outstanding Debt Securities of that series not previously called for redemption, by such method as such Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Debt Securities of that series, or any integral multiple thereof) of the principal amount of Debt Securities of that series of a denomination larger than the minimum authorized denomination for Debt Securities of that series pursuant to Section 302.

     The Trustee for the Debt Securities of any series to be redeemed shall promptly notify the Company in writing of the Debt Securities of such series selected for redemption and, in the case of any Debt Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Debt Securities shall relate, in the case of any Debt Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Debt Securities which has been or is to be redeemed.

SECTION 1104.  Notice of Redemption.
               --------------------

     Notice of redemption shall be given in the manner provided in Section 106 not later than the thirtieth day and not earlier than the sixtieth day prior to the Redemption Date, to each Holder of Debt Securities to be redeemed.

     All notices of redemption shall state:

          (1)  the Redemption Date,

          (2)  the Redemption Price,

          (3) if less than all Outstanding Debt Securities of a particular series are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the particular Debt Securities to be redeemed,

          (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Debt Security or portion thereof, and that, unless the Company defaults in making such payment pursuant to the terms of this Indenture or the terms of such Debt Security, interest thereon, if any, shall cease to accrue on and after said date,

          (5) the place or places where such Debt Securities, are to be surrendered for payment of the Redemption Price, and the name and address of the Paying Agent or Paying Agents, and

          (6)  that the redemption is for a sinking fund, if such is the case.

     Notice of redemption of Debt Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee for such Debt Securities in the name and at the expense of the Company.

SECTION 1105.  Deposit of Redemption Price.
               ---------------------------

     Prior to the opening of business on any Redemption Date, the Company shall deposit with the Trustee for the Debt Securities to be redeemed or with a Paying Agent for such Debt Securities (or, if the Company is acting as its own Paying Agent for such Debt Securities, segregate and hold in trust as provided in Section 1003) an amount of money (except as otherwise specified pursuant to
Section 301 for the Debt Securities of such Series) sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) any accrued interest on, all the Debt Securities which are to be redeemed on that date.

SECTION 1106.  Debt Securities Payable on Redemption Date.
               ------------------------------------------

     Notice of redemption having been given as aforesaid, the Debt Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified (except as otherwise provided pursuant to

Section 301 for the Debt Securities of such series) and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Debt Securities shall cease to bear interest. Upon surrender of such Debt Security for redemption in accordance with said notice, such Debt Security or specified portions thereof shall be paid by the Company at the Redemption Price; provided, however, that unless otherwise specified as contemplated by
Section 301, installments of interest on Debt Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Debt Securities, or one or more Predecessor Debt Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

     If any Debt Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal thereof (and premium, if any, thereon) shall, until paid, bear interest from the Redemption Date at a rate per annum equal to the rate borne by the Debt Security (or, in the case of Discounted Debt Securities, the Debt Security's Yield to Maturity).

SECTION 1107.  Debt Securities Redeemed in Part.
               --------------------------------

     Any Debt Security which is to be redeemed only in part shall be surrendered at the Place of Payment (with, if the Company or the Trustee for such Debt Security so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Debt Security Registrar for such Debt Security duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute and such Trustee shall authenticate and deliver to the Holder of such Debt Security without service charge, a new Debt Security or Debt Securities, of any authorized denomination as requested by such Holder, of the same series and having the same terms and provisions and in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Debt Security so surrendered.

                                ARTICLE TWELVE

                                 SINKING FUNDS

SECTION 1201.  Applicability of This Article.
               -----------------------------

     Redemption of Debt Securities through operation of a sinking fund as permitted or required by any form of Debt Security issued pursuant to this Indenture shall be made in accordance with such form of Debt Security and this Article; provided, however, that if any provision of any such form of Debt Security shall conflict with any provision of this Article, the provision of such form of Debt Security shall govern.

     The minimum amount of any sinking fund payment provided for by the terms of Debt Securities of any particular series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Debt Securities of any particular series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Debt Securities of any particular series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Debt Securities of any particular series as provided for by the terms of Debt Securities of that series.

SECTION 1202.  Satisfaction of Sinking Fund Payments With Debt Securities.
               ----------------------------------------------------------

     The Company (1) may deliver Outstanding Debt Securities of a series (other than any previously called for redemption), and (2) may apply as a credit Debt Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Debt Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Debt Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Debt Securities of such series required to be made pursuant to the terms of such Debt Securities as provided for by the terms of such series; provided, however, that such Debt Securities have not been previously so credited. Such Debt Securities shall be received and credited for such purpose by the Trustee for such Debt Securities at the principal amount thereof and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 1203.  Redemption of Debt Securities for Sinking Fund.
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     Not less than 60 days prior to each sinking fund payment date for any particular series of Debt Securities, the Company will deliver to the Trustee for the Debt Securities of such series an Officers' Certificate specifying the amount of the next ensuing mandatory sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash (except as otherwise specified pursuant to Section 301 for the Debt Securities of that series) and the portion thereof, if any, which is to be satisfied by delivering and crediting Debt Securities of that series pursuant to Section 1202 and shall state the basis for such credit and that such Debt Securities have not previously been so credited and will also deliver to such Trustee any Debt Securities to be so delivered. Such Trustee shall select the Debt Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Debt Securities shall be made upon the terms and in the manner stated in Sections 1105, 1106 and 1107.

                                ARTICLE THIRTEEN

                               ADDITIONAL AMOUNTS

SECTION 1301.  Applicability of this Article.
               -----------------------------

     If any series of Debt Securities provides for the payment of Additional Amounts, the Company agrees to pay to the Holder of any such Debt Security Additional Amounts as provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Debt Security of any series or the net proceeds received on the sale or exchange of any Debt Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided by the terms of such series established hereby or pursuant hereto to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms, and express mention of the payment of Additional Amounts (if applicable) in any provision hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

     Except as otherwise provided in or pursuant to this Indenture, if the Debt Securities of a series provide for the payment of Additional Amounts, at least 10 days prior to the first Interest Payment Date with respect to such series of Debt Securities (or if the Debt Securities of such series shall not bear interest prior to Maturity, the first day on which a payment of principal is made), and at least 10 days prior to each date of payment of principal or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company shall furnish to the Trustee and the principal Paying Agent or Paying Agents, if other than the Trustee, an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of or interest on the Debt Securities of such series shall be made to Holders of Debt Securities of such series who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Debt Securities of such series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Debt Securities, and the Company agrees to pay to the Trustee or such Paying Agent the Additional Amounts required by the terms of such Debt Securities. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.

                                ARTICLE FOURTEEN

                        SECURITIES IN FOREIGN CURRENCIES

SECTION 1401.  Applicability of Article.
               ------------------------

     If any series of Debt Securities is denominated in a currency other than that of the United States and unless otherwise provided in the terms of such series of Debt Securities, whenever this Indenture provides for any action by, the determination of the rights of, or any distribution to, Holders of Debt Securities of such series, the amount of such Debt Securities shall be deemed to be that amount of United States Dollars that could be obtained for such amount of Debt Securities on the basis of the spot rate of exchange into United States Dollars for the currency in which such Debt Securities are denominated (as evidenced to the Trustee by an Officer's Certificate) as of the date of such action, determination of rights or distribution (as evidenced to the Trustee by an Officer's Certificate).

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the 15th day of March, 2002.

                                               CHIQUITA BRANDS INTERNATIONAL,
                                               INC.

                                               By:___________________________
                                                  Name:
                                                  Title:

                                               WELLS FARGO BANK MINNESOTA,
                                               NATIONAL ASSOCIATION, as Trustee

                                               By:_____________________________
                                                  Name:
                                                  Title: